UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08837

THE SELECT SECTOR SPDR® TRUST

(Exact name of registrant as specified in charter)

One Iron Street, Boston, Massachusetts 02210

(Address of principal executive offices) (zip code)

Sean O’Malley, Esq.

Senior Vice President and Deputy General Counsel

c/o SSGA Funds Management, Inc.

One Iron Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Copy to:

W. John McGuire, Esq.

Morgan, Lewis, & Bockius, LLP

1111 Pennsylvania Avenue, NW

Washington, D.C. 20004

Registrant’s telephone number, including area code: (617) 664-1465

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1. Report to Shareholders.

(a) The Reports to Shareholders are attached herewith.

The Select Sector SPDR Trust
Annual Report

September 30, 2021

Select Sector SPDR Funds
The Select Sector SPDR Trust consists of eleven separate investment portfolios (each a “Select Sector SPDR Fund” or a “Fund” and collectively the “Select Sector SPDR Funds” or the “Funds”).
Select Sector SPDR Funds are “index funds” that unbundle the benchmark S&P 500®† and give you ownership in particular sectors or groups of industries that are represented by a specified Select Sector Index. Through a single share, investors can buy or sell any of eleven major industry sectors that make up the S&P 500®, in the same way as they would buy or sell a share of stock. Select Sector SPDR Fund shares are different from the shares of conventional mutual funds. Select Sector SPDR Funds trade on NYSE Arca, Inc.
Eleven Select Sector SPDR Funds
Shares are available for exchange trading in the following Funds of The Select Sector SPDR Trust:
The Communication Services Select Sector SPDR Fund	XLC
The Consumer Discretionary Select Sector SPDR Fund	XLY
The Consumer Staples Select Sector SPDR Fund	XLP
The Energy Select Sector SPDR Fund	XLE
The Financial Select Sector SPDR Fund	XLF
The Health Care Select Sector SPDR Fund	XLV
The Industrial Select Sector SPDR Fund	XLI
The Materials Select Sector SPDR Fund	XLB
The Real Estate Select Sector SPDR Fund	XLRE
The Technology Select Sector SPDR Fund	XLK
The Utilities Select Sector SPDR Fund	XLU
Each of these Funds is designed to, before expenses, correspond generally to the price and yield performance of a Select Sector Index. Each Fund’s portfolio is comprised principally of shares of constituent companies in the S&P 500®. Each stock in the S&P 500® is allocated to one Select Sector Index. The combined companies of the eleven Select Sector Indexes represent all of the companies in the S& P 500®. Each Select Sector SPDR Fund can be expected to move up or down in value with its underlying Select Sector Index. Investors cannot invest directly in an index. Funds focused on a single sector generally experience greater price fluctuations than the overall stock market.
Objective
Select Sector SPDR Funds are designed to provide investors with an affordable way to invest in a portfolio of equity securities in a sector or group of industries in a single trade. Select Sector SPDR Funds allow you to tailor asset allocations to fit your particular investment needs or goals. One Fund may complement another; individual Select Sector SPDR Funds can be used to increase exposure to certain industries that may be outperforming the market or to hedge other holdings in your portfolio. Although an individual Select Sector SPDR Fund may bear a higher level of risk than a broad-market fund, because of less diversification, sector investments may also offer opportunities for returns greater than an investment in the entire constituents of the S&P 500®.
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus from the Distributor, ALPS Portfolio Solutions Distributor, Inc., by calling 1-866-SECTOR-ETF (1-866-732-8673). Please read the prospectus carefully before you invest.
† S&P 500: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged, index of common stock prices.

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Notes to Performance Summaries (Unaudited)
The performance chart of a Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. A Fund’s per share NAV is the value of one share of a Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in a Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.
An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.
The Communication Services Select Sector Index includes companies that have been identified as Communication Services companies by the Global Industry Classification Standard (GICS® ), including securities of companies from the following industries: diversified telecommunication services; wireless telecommunication services; media; entertainment; and interactive media & services.
The Consumer Discretionary Select Sector Index seeks to provide an effective representation of the consumer discretionary sector of the S&P 500 Index. The Index includes companies from the following industries: retail (specialty, multiline, internet and direct marketing); hotels, restaurants and leisure; textiles, apparel and luxury goods; household durables; automobiles; auto components; distributors; leisure products; and diversified consumer services.
The Consumer Staples Select Sector Index seeks to provide an effective representation of the consumer staple sector of the S&P 500 Index. The Index includes companies from the following industries: food and staples retailing; household products; food products; beverages; tobacco; and personal products.
The Energy Select Sector Index seeks to provide an effective representation of the energy sector of the S&P 500 Index. The Index includes companies from the following industries: oil, gas and consumable fuels; and energy equipment and services.
The Financials Select Sector Index seeks to provide an effective representation of the financial sector of the S&P 500 Index. The Index includes companies from the following industries: diversified financial services; insurance; banks; capital markets; mortgage real estate investment trusts ("REITs"); consumer finance; and thrifts and mortgage finance.
The Health Care Select Sector Index seeks to provide an effective representation of the health care sector of the S&P 500 Index. The Index includes companies from the following industries: pharmaceuticals; health care equipment and supplies; health care providers and services; biotechnology; life sciences tools and services; and health care technology.
The Industrials Select Sector Index seeks to provide an effective representation of the industrial sector of the S&P 500 Index. The Index includes companies from the following industries: aerospace and defense; industrial conglomerates; marine; transportation infrastructure; machinery; road and rail; air freight and logistics; commercial services and supplies; professional services; electrical equipment; construction and engineering; trading companies and distributors; airlines; and building products.
The Materials Select Sector Index seeks to provide an effective representation of the materials sector of the S&P 500 Index. The Index includes companies from the following industries: chemicals; metals and mining; paper and forest products; containers and packaging; and construction materials.
The Real Estate Select Sector Index seeks to provide an effective representation of the real estate sector of the S&P 500 Index. The Index includes companies from the following industries: real estate management and development and REITs, excluding mortgage REITs.
See accompanying notes to financial statements.

Notes to Performance Summaries (Unaudited)  (continued)
The Technology Select Sector Index seeks to provide an effective representation of the technology sector of the S&P 500 Index. The Index includes companies from the following industries: technology hardware, storage, and peripherals; software; communications equipment; semiconductors and semiconductor equipment; IT services; and electronic equipment, instruments and components.
The Utilities Select Sector Index seeks to provide an effective representation of the utilities sector of the S&P 500 Index. The Index includes companies from the following industries: electric utilities; water utilities; multi-utilities; independent power producers and renewable electricity producers; and gas utilities.
The S&P 500 Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 25 separate industry groups.
See accompanying notes to financial statements.

THE COMMUNICATION SERVICES SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Communication Services Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Communication Services Select Sector Index. The Fund’s benchmark is the Communication Services Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2021 (the “Reporting Period”), the total return for the Fund was 35.88%, and the Index was 36.08%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash, security misweights, transaction costs and compounding (the exponential growth of outperformance or underperformance) also contributed to the difference between the Fund’s performance and that of the Index.
Despite the continued suffering of the global economy due to the challenges of the COVID-19 pandemic, the fund was still able to enjoy strong double digit returns for the period. Although restaurants, travel companies and retailers continued to feel the brunt of the negative impact, consumers reliance on social media tools like Facebook remained high as many people were still more comfortable staying close to home. In addition, students across the globe were forced to maintain reliance on remote learning, allowing Google’s parent company Alphabet to enjoy the benefits of increased demand for Google Chromebooks and other resources. Finally, the shift of viewership to streaming services continued to rise. As a result, Netflix reported its subscribers surpassed the 200 million mark for the first time toward the end of 2020 and the company is hoping to be cash flow positive after 2021. Even as students slowly started to return to in class learning and some workers began returning to the office, these trends continued to help the fund enjoy returns over 35% for the period.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Facebook, Inc. Class A, Alphabet Inc. Class A, and Alphabet Inc. Class C. The top negative contributors to the Fund’s performance during the Reporting Period were Verizon Communications Inc., Take-Two Interactive Software, Inc., and Match Group, Inc..
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Communication Services Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2021

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Communication Services Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Communication Services Select Sector Index	S&P 500 Index
ONE YEAR	35.88%	35.92%	36.08%	30.00%	35.88%	35.92%	36.08%	30.00%
SINCE INCEPTION(1)	64.89%	64.85%	65.54%	64.81%	16.43%	16.42%	16.58%	16.42%

(1)	For the period June 18, 2018 to September 30, 2021.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
* Inception date.
The total expense ratio for The Communication Services Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.12%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Communication Services Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2021

Description	Market Value	% of Net Assets
Facebook, Inc. Class A	3,285,189,650	21.7%
Alphabet, Inc. Class A	1,790,319,995	11.8
Alphabet, Inc. Class C	1,670,379,095	11.0
Netflix, Inc.	731,107,976	4.8
Verizon Communications, Inc.	714,269,180	4.7
TOTAL	8,191,265,896	54.0%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2021*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Consumer Discretionary Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Consumer Discretionary Select Sector Index. The Fund’s benchmark is the Consumer Discretionary Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2021 (the “Reporting Period”), the total return for the Fund was 22.93%, and the Index was 23.11%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash, security misweights, transaction costs and compounding (the exponential growth of outperformance or underperformance) also contributed to the difference between the Fund’s performance and that of the Index.
Despite the continued suffering of the global economy due to the challenges of the COVID-19 pandemic, the fund was still able to enjoy positive returns all four quarters of the period. Although restaurants, travel companies and retailers continued to feel the brunt of the negative impact leading into the holiday season of 2020, online shopping services like Amazon continued to prosper as many consumers were still more comfortable shopping from the safety of their own homes. As restaurants tried their best to stay afloat by relying on creative outdoor eating setups, takeout service and home delivery, consumers were saving more than usual which helped them have more money to put back into the economy. U.S. consumers were still taking advantage of being at home by focusing on home improvement projects, allowing companies like Home Depot and Lowes to reap the benefits and help the Consumer Discretionary Index maintain positive returns. Meanwhile, Tesla’s Elon Musk welcomed a large increase in auto sales as well as being rewarded a $178 million contract by NASA to launch a spacecraft to Jupiter’s moon Europa. Despite the spread of the more contagious Delta variant and the realization supplemental unemployment payments from the federal government were unlikely to continue after September 2021, the fund still managed to finish the final quarter of the period in slightly positive territory.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Tesla Inc, Home Depot, Inc., and Starbucks Corporation. The top negative contributors to the Fund’s performance during the Reporting Period were Penn National Gaming, Inc., Las Vegas Sands Corp., and Best Buy Co., Inc..
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Consumer Discretionary Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2021

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Consumer Discretionary Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Consumer Discretionary Select Sector Index	S&P 500 Index
ONE YEAR	22.93%	22.99%	23.11%	30.00%	22.93%	22.99%	23.11%	30.00%
FIVE YEARS	138.16%	138.15%	139.92%	118.26%	18.95%	18.95%	19.13%	16.90%
TEN YEARS	488.94%	488.97%	499.41%	365.86%	19.40%	19.40%	19.61%	16.63%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Consumer Discretionary Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.12%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Consumer Discretionary Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2021

Description	Market Value	% of Net Assets
Amazon.com, Inc.	4,347,145,992	22.1%
Tesla, Inc.	3,114,602,200	15.9
Home Depot, Inc.	1,727,558,850	8.8
McDonald's Corp.	903,898,726	4.6
NIKE, Inc. Class B	797,390,543	4.1
TOTAL	10,890,596,311	55.5%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2021*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Consumer Staples Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Consumer Staples Select Sector Index. The Fund’s benchmark is the Consumer Staples Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2021 (the “Reporting Period”), the total return for the Fund was 10.19%, and the Index was 10.35%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses, cash drag and the cumulative effect of security misweights contributed to the difference between the Fund’s performance and that of the Index.
The COVID- 19 pandemic and the policy and medical responses to it were the primary drivers of Fund performance during the Reporting Period. The lingering effects of the Great Shutdown, spread of the Delta variant of COVID-19 and uneven vaccination rates had far reaching impacts on the constituents of this Fund. One of the negative impacts was the continuing increased operating costs associated with maintaining a healthy and safe working environment. These higher operating costs were also observed in the difficult hiring environment as many were either unable or unwilling to work. Another significant issue was the challenges around keeping production lines open and operating in the face of significant side bottlenecks and disruptions. All of this led to a dramatic rise in transportation and commodity costs. Constituents whose business model involved supplying restaurants were particularly harmed by the repressed operating environment. In general, the earnings for many of the constituents were negatively impacted by product availability and inflationary impacts on the supply side. Additionally, the market environment generally favored more “risk on” entities. Conversely, aggressive monetary and fiscal stimulus helped as the economic activity associated with increased unemployment was mainly mitigated especially in regard to activity within the consumer staples segment. Additionally, firms that had a strong internet presence were generally better able to weather the pandemic impacts.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Costco Wholesale Corporation, Altria Group Inc, and Philip Morris International Inc.. The top negative contributors to the Fund’s performance during the Reporting Period were Clorox Company, Kimberly-Clark Corporation, and McCormick & Company, Incorporated.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Consumer Staples Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2021

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Consumer Staples Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Consumer Staples Select Sector Index	S&P 500 Index
ONE YEAR	10.19%	10.21%	10.35%	30.00%	10.19%	10.21%	10.35%	30.00%
FIVE YEARS	48.26%	48.29%	49.19%	118.26%	8.19%	8.20%	8.33%	16.90%
TEN YEARS	204.03%	204.03%	209.32%	365.86%	11.76%	11.76%	11.95%	16.63%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Consumer Staples Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.12%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Consumer Staples Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2021

Description	Market Value	% of Net Assets
Procter & Gamble Co.	1,880,627,206	16.0%
PepsiCo, Inc.	1,152,042,081	9.8
Coca-Cola Co.	1,129,661,680	9.6
Walmart, Inc.	1,103,856,149	9.4
Mondelez International, Inc. Class A	549,223,971	4.7
TOTAL	5,815,411,087	49.5%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2021*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE ENERGY SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Energy Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Energy Select Sector Index. The Fund’s benchmark is the Energy Sector Index (the “Index”).
For the 12-month period ended September 30, 2021 (the “Reporting Period”), the total return for the Fund was 81.93%, and the Index was 82.48%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cumulative security misweights between the Fund and the index and Fund expenses contributed to the difference between the Fund’s performance and that of the Index.
The start of mass vaccinations, election results, stimulus package deals, inflation concerns, and increased demand were the primary drivers of Fund performance during the Reporting Period. The Fund had positive performance in three of the quarters in the Reporting Period.
Risk assets rallied in the Q4 2020 on positive news flow on vaccines and U.S. election results. Cyclical sectors registered strong gains with defensive sectors posting modest growth. Commodities registered robust returns and oil prices rose as stronger demand outlook offset concerns on increased supply. The U.S. dollar declined by nearly 4% in the quarter, its weakest fourth quarter performance since 2003, amid increased risk appetite and continued monetary support. On the fiscal front, the U.S. Congress reached a sizeable stimulus package deal of $900 billion, ending months of stalemate.
Economic recovery gathered pace in Q1 2021 on the back of widespread vaccination, renewed fiscal stimulus and continued monetary policy support. Although manufacturing continued to expand strongly across regions, services growth improved in the United States. Emergence of new variants of COVID-19 and a pick-up in inflation caused by cost pressures across supply chains remained key risks to growth momentum. Risk assets continued to rally in the quarter with cyclical and value assets outperforming growth sectors that saw outsized returns in 2020. Commodities registered modest gains and oil prices rallied sharply on optimism that demand would rebound even as OPEC+ countries kept a tight rein on additional supplies. The U.S. dollar registered its best quarterly performance since 2018 amid rising expectations of a strong U.S. economic recovery. On the fiscal front, the U.S. Congress passed a third major stimulus package in the form of a $1.9 trillion American Rescue Plan backed by U.S. President Joe Biden. On the monetary policy front, despite markets pricing in higher growth and inflation being at the long end of the curve, the Federal Reserve reiterated its accommodative monetary policy stance after and indicated that it did not expect to raise interest rates in near future. The Federal Reserve remains focused on restoring the economy to full employment.
Global growth recovery broadened in Q2 2021 aided by accelerated vaccine rollout in the United States and Europe and the momentum shifting away from China. Incoming data in the second half of the quarter pointed to continued robust global recovery cycle despite persistent headwinds, including supply chain disruptions, new variants of COVID-19 and potential central bank tightening on inflationary concerns. Risk assets continued to rally in the second quarter aided by the strong economic recovery across key developed markets (DM). Commodities registered solid gains on the back of strong growth in energy prices. The U.S. dollar remained flat for the quarter with the decline in the first half of the quarter made good during the strong monthly performance in June. On the monetary policy front, although the Federal Reserve reiterated that the rise in inflation is transitory, its tone was more hawkish. The Federal Reserve acknowledged discussions around tapering and indicated the possibility of at least two hikes by end-2023 through its “dot plot” projections.
While global growth recovery regained momentum in the first half of the Q3 2021, multiple headwinds in the second half are fueling concerns regarding the outlook. Reopening of the economy — driven by increased vaccination rate, healthy manufacturing, and labor activity — continued to provide support to recovery in the third quarter. However, increasing supply chain disruptions, rising political and regulatory risks in the U.S. and China along with global energy crunch pose key risks to recovery momentum. Risk assets across developed markets were flat whereas emerging markets underperformed amid sell-off in China. Commodities registered positive returns in the third quarter, driven by higher energy prices. On the
See accompanying notes to financial statements.

THE ENERGY SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)  (continued)
fiscal front, the U.S. Congress narrowly avoided a government shutdown in September, setting a stage for debt ceiling struggle in the fourth quarter. On the monetary policy front, central bankers across the globe laid down the groundwork for policy normalization while emphasizing the transitory nature of high inflation levels.
The Fund used futures contracts in order to expose cash and receivables to the market during the Reporting Period. The Fund’s use of futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Exxon Mobil Corporation, EOG Resources, Inc., and Chevron Corporation. The top negative contributors to the Fund’s performance during the Reporting Period were E-mini SP 500 Energy (CME) Dec 21, Noble Energy, Inc., and E-mini SP 500 Energy (CME) Sep 21.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2021

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Energy Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Energy Select Sector Index	S&P 500 Index
ONE YEAR	81.93%	81.91%	82.48%	30.00%	81.93%	81.91%	82.48%	30.00%
FIVE YEARS	– 7.47%	– 7.47%	– 6.76%	118.26%	– 1.54%	– 1.54%	– 1.39%	16.90%
TEN YEARS	24.87%	24.82%	26.56%	365.86%	2.25%	2.24%	2.38%	16.63%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Energy Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.12%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2021

Description	Market Value	% of Net Assets
Exxon Mobil Corp.	5,744,072,100	22.9%
Chevron Corp.	5,016,023,799	20.0
Schlumberger NV	1,183,474,427	4.7
ConocoPhillips	1,139,600,396	4.5
Marathon Petroleum Corp.	1,126,308,186	4.5
TOTAL	14,209,478,908	56.6%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2021*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE FINANCIAL SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Financial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Financial Select Sector Index. The Fund’s benchmark is the Financials Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2021 (the “Reporting Period”), the total return for the Fund was 58.79%, and the Index was 59.13%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses, and cash drag contributed to the difference between the Fund’s performance and that of the Index.
The start of the Reporting Period brought a reversion to prior sentiments with a bounce back and returns in excess of 23% for the first quarter. This was thanks, in part, to hopes of economic recovery and higher interest rates following the distribution of COVID-19 vaccines and the Federal Reserve's new guidance giving banks the go-ahead for limited dividends and share repurchases, starting at the beginning of 2021. The financial sector is more sensitive to economic cycles and, as the Reporting Period progressed, sentiment and the hawkish tone conveyed by the Federal Reserve continued to drive positive returns with an overall return of almost 58.79% for the Period. Financial stocks benefit from a rising rate environment through increased profit margin. This was the overarching theme for most of the Period until the end of the 4th quarter of the Reporting Period, when lower rates began to suggest slower economic growth.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Bank of America Corp, JPMorgan Chase & Co., and Berkshire Hathaway Inc. Class B. The top negative contributors to the Fund’s performance during the Reporting Period were E*TRADE Financial Corporation, MarketAxess Holdings Inc., and Brown & Brown, Inc.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2021

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Financial Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Financial Select Sector Index	S&P 500 Index
ONE YEAR	58.79%	58.79%	59.13%	30.00%	58.79%	58.79%	59.13%	30.00%
FIVE YEARS	114.25%	114.16%	115.85%	118.26%	16.46%	16.45%	16.64%	16.90%
TEN YEARS	373.58%	373.50%	380.74%	365.86%	16.83%	16.82%	17.00%	16.63%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Financial Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.12%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2021

Description	Market Value	% of Net Assets
Berkshire Hathaway, Inc. Class B	4,904,905,663	12.1%
JPMorgan Chase & Co.	4,741,969,166	11.7
Bank of America Corp.	3,047,492,759	7.6
Wells Fargo & Co.	1,847,601,035	4.6
Citigroup, Inc.	1,378,967,592	3.4
TOTAL	15,920,936,215	39.4%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2021*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE HEALTH CARE SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Health Care Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Health Care Select Sector Index. The Fund’s benchmark is the Health Care Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2021 (the “Reporting Period”), the total return for the Fund was 22.37%, and the Index was 22.56%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses, cash drag and the cumulative effect of security misweights contributed to the difference between the Fund’s performance and that of the Index.
The COVID-19 pandemic and the policy and medical response to it have had a dramatic and varied impact on most of the constituents of this fund during the Reporting Period. Some constituents have seen increased sales as consumers increased their purchasing of varied pharmaceuticals owing to both continuing concerns of potential shortages and pandemic-related concerns. A number of firms' returns were also helped by a return to near pre-pandemic levels of elective surgery although the rise of the Delta variant late in the period led to some retrenchment in the numbers. Firms directly involved in COVID-19-related medicines saw the largest increase in demand and included firms involved in the testing, vaccination and treatment of COVID-19. Conversely, this fund was negatively impacted by heightened concerns around both legislative action on pharmaceutical pricing, and general increased regulatory scrutiny and costs. Offsetting this, secular trends such as the continuing increased health care demands associated with the ongoing aging of the American population continue to make a positive contribution to many of this fund’s constituents. This demographic trend is anticipated to lead to continued strong growth in the medical products, pharmaceuticals and medical services markets. Additionally, the returns for many of the constituents of this Fund were helped by the sector’s continued dramatic innovation success as evidenced by a much quicker than anticipated response to the COVID-19 pandemic. This spirit and success at innovation has positively contributed to the fund in the past and breakthroughs associated with the recent pandemic response are expected to contribute to returns in the future. Finally though slower than recent periods, mergers and acquisitions both completed and anticipated contributed to this Fund’s return.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were UnitedHealth Group Incorporated, Eli Lilly and Company, and AbbVie, Inc.. The top negative contributors to the Fund’s performance during the Reporting Period were Amgen Inc., Merck & Co., Inc., and Vertex Pharmaceuticals Incorporated.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Health Care Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2021

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Health Care Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Health Care Select Sector Index	S&P 500 Index
ONE YEAR	22.37%	22.46%	22.56%	30.00%	22.37%	22.46%	22.56%	30.00%
FIVE YEARS	92.35%	92.32%	93.78%	118.26%	13.98%	13.97%	14.15%	16.90%
TEN YEARS	374.85%	374.79%	382.94%	365.86%	16.86%	16.86%	17.05%	16.63%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Health Care Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.12%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Health Care Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2021

Description	Market Value	% of Net Assets
Johnson & Johnson	2,661,273,551	8.8%
UnitedHealth Group, Inc.	2,306,265,874	7.6
Pfizer, Inc.	1,509,486,057	5.0
Thermo Fisher Scientific, Inc.	1,406,964,685	4.6
Abbott Laboratories	1,310,912,827	4.3
TOTAL	9,194,902,994	30.3%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2021*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE INDUSTRIAL SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Industrial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Industrial Select Sector Index. The Fund’s benchmark is the Industrial Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2021 (the “Reporting Period”), the total return for the Fund was 28.74%, and the Index was 28.96%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses and a drag from holding a small amount of cash in the portfolio contributed to the difference between the Fund’s performance and that of the Index.
Economic recovery, progress on the COVID-19 vaccine, supply chain issues and increased consumer spending were primary drivers of Fund performance during the Reporting Period. Airline travel rebounded sharply over the last twelve months as passengers became more comfortable with safety issues and released some pent up demand. All of the airline stocks in the index had stronger returns than the index itself. As consumers still largely shifted their purchasing towards online retailers, the Railroad and Trucking stocks within the index benefited greatly. Interestingly, however, major delivery companies like FedEx and United Parcel Service did not benefit as much as one may have expected, largely due to the tremendous growth of an alternative delivery service from the world’s largest online retailer. Building products, construction, and machinery firms also enjoyed a very strong reporting period as the demand for housing and home improvement projects continued to grow.
The Fund used index futures contracts in order to equitize cash and receivables during the Reporting Period. The Fund’s use of index futures contracts helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were General Electric Company, Honeywell International Inc., and Raytheon Technologies Corporation. The top negative contributors to the Fund’s performance during the Reporting Period were Lockheed Martin Corporation, FedEx Corporation, and C.H. Robinson Worldwide, Inc..
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Industrial Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2021

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Industrial Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Industrial Select Sector Index	S&P 500 Index
ONE YEAR	28.74%	28.74%	28.96%	30.00%	28.74%	28.74%	28.96%	30.00%
FIVE YEARS	83.81%	83.75%	85.44%	118.26%	12.95%	12.94%	13.15%	16.90%
TEN YEARS	308.03%	308.05%	315.09%	365.86%	15.10%	15.10%	15.30%	16.63%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Industrial Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.12%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Industrial Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2021

Description	Market Value	% of Net Assets
Honeywell International, Inc.	863,295,209	5.0%
United Parcel Service, Inc. Class B	781,209,546	4.5
Raytheon Technologies Corp.	763,492,938	4.4
Union Pacific Corp.	752,932,233	4.3
Boeing Co.	713,819,889	4.1
TOTAL	3,874,749,815	22.3%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2021*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE MATERIALS SELECT SECTOR SPDR FUND
Management's Discussion of Fund Performance (Unaudited)
The Materials Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Materials Select Sector Index. The Fund’s benchmark is the Materials Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2021 (the “Reporting Period”), the total return for the Fund was 26.60%, and the Index was 26.48%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cumulative security misweights between the Fund and the index and Fund expenses contributed to the difference between the Fund’s performance and that of the Index
The start of mass vaccinations, election results, stimulus package deals, inflation concerns, and increased demand were the primary drivers of Fund performance during the Reporting Period. The Fund had positive performance in three of the quarters in the Reporting Period.
Risk assets rallied in the Q4 2020 on positive news flow on vaccines and U.S. election results. Cyclical sectors registered strong gains with defensive sectors posting modest growth. Commodities registered robust returns and oil prices rose as stronger demand outlook offset concerns on increased supply. The U.S. dollar declined by nearly 4% in the quarter, its weakest fourth quarter performance since 2003, amid increased risk appetite and continued monetary support. On the fiscal front, the U.S. Congress reached a sizeable stimulus package deal of US$900 billion, ending months of stalemate.
Economic recovery gathered pace in Q1 2021 on the back of widespread vaccination, renewed fiscal stimulus and continued monetary policy support. Although manufacturing continued to expand strongly across regions, services growth improved in the United States. Emergence of new variants of COVID-19 and a pick-up in inflation caused by cost pressures across supply chains remained key risks to growth momentum. Risk assets continued to rally in the quarter with cyclical and value assets outperforming growth sectors that saw outsized returns in 2020. Commodities registered modest gains and oil prices rallied sharply on optimism that demand would rebound even as OPEC+ countries kept a tight rein on additional supplies. The U.S. dollar registered its best quarterly performance since 2018 amid rising expectations of a strong U.S. economic recovery. On the fiscal front, the U.S. Congress passed a third major stimulus package in the form of a US$1.9 trillion American Rescue Plan backed by U.S. President Joe Biden. On the monetary policy front, despite markets pricing in higher growth and inflation being at the long end of the curve, the Federal Reserve reiterated its accommodative monetary policy stance and indicated it did not expect to raise interest rates in near future. The Federal Reserve remains focused on restoring the economy to full employment.
Global growth recovery broadened in Q2 2021 aided by accelerated vaccine rollout in the United States and Europe and the momentum shifting away from China. Incoming data in the second half of the quarter pointed to continued robust global recovery cycle despite persistent headwinds, including supply chain disruptions, new variants of COVID-19 and potential central bank tightening on inflationary concerns. Risk assets continued to rally in the second quarter aided by the strong economic recovery across key developed markets (DM). Commodities registered solid gains on the back of strong growth in energy prices. The U.S. dollar remained flat for the quarter with the decline in the first half of the quarter made good during the strong monthly performance in June. On the fiscal front, U.S. President Joe Biden secured an infrastructure package deal worth US$1 trillion, which, however, fell short of the US$2.3 trillion plan proposed in March. On the monetary policy front, although the Federal Reserve reiterated that the rise in inflation is transitory, its tone was more hawkish. The Federal Reserve acknowledged discussions around tapering and indicated the possibility of at least two hikes by end-2023 through its “dot plot” projections.
While global growth recovery regained momentum in the first half of the quarter, multiple headwinds in the second half are fueling concerns regarding the outlook. Reopening of the economy — driven by increased vaccination rate, healthy manufacturing, and labor activity — continued to provide support to recovery in the third quarter. However, increasing supply chain disruptions, rising political and regulatory risks in the U.S. and China along with global energy crunch pose key risks to recovery momentum. Risk assets across developed markets were flat whereas emerging markets underperformed amid sell-off in China. Commodities registered positive returns in the third quarter, driven by higher energy prices. On the
See accompanying notes to financial statements.

THE MATERIALS SELECT SECTOR SPDR FUND
Management's Discussion of Fund Performance (Unaudited)  (continued)
fiscal front, U.S. congress narrowly avoided a government shutdown in September, setting a stage for debt ceiling struggle in the fourth quarter. On the monetary policy front, central bankers across the globe laid down the groundwork for policy normalization while emphasizing the transitory nature of high inflation levels.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Nucor Corporation, Freeport-McMoRan, Inc., and Linde plc. The top negative contributors to the Fund’s performance during the Reporting Period were Air Products and Chemicals, Inc., FMC Corporation, and Newmont Corporation.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Materials Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2021

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Materials Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Materials Select Sector Index	S&P 500 Index
ONE YEAR	26.60%	26.63%	26.48%	30.00%	26.60%	26.63%	26.48%	30.00%
FIVE YEARS	82.96%	82.93%	83.39%	118.26%	12.84%	12.84%	12.89%	16.90%
TEN YEARS	231.63%	231.78%	235.65%	365.86%	12.74%	12.74%	12.87%	16.63%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Materials Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.12%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Materials Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2021

Description	Market Value	% of Net Assets
Linde PLC	1,251,560,547	16.7%
Sherwin-Williams Co.	559,766,584	7.5
Air Products & Chemicals, Inc.	468,333,759	6.2
Ecolab, Inc.	428,934,611	5.7
Freeport-McMoRan, Inc.	394,508,193	5.3
TOTAL	3,103,103,694	41.4%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2021*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE REAL ESTATE SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Real Estate Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Real Estate Select Sector Index. The Fund’s benchmark is the Real Estate Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2021 (the “Reporting Period”), the total return for the Fund was 30.42%, and the Index was 30.64%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses and cash drag contributed to the difference between the Fund’s performance and that of the Index.
Economic recovery over the Reporting period gathered pace on the back of widespread vaccination, renewed fiscal stimulus and continued monetary policy support. The real estate sector as measured by the Index performed roughly in-line with broad U.S. large-cap equities as measured by the S&P 500 Index over the Reporting Period. Retail REITs and hotel and resort REITs, the sub-industries hit hardest by COVID-19, have shown signs of recovery by advancing over 50% over the Reporting period. Industrial REITs and specialized REITs lagged over the Reporting Period. While many REITs within these sub-industries continue to benefit from the advancement of technology, they could not maintain the same momentum from the prior Reporting Period.
The Fund used index futures in order to equitize dividend receivables and cash during the Reporting Period. The Fund’s use of index futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period werePrologis, Inc, Simon Property Group, Inc. and CBRE Group, Inc. The top negative contributors to the Fund’s performance during the Reporting Period were SBA Communications Corp. Class A, Weingarten Realty Investors and Apartment Income REIT Corp.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Real Estate Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2021

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Real Estate Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Real Estate Select Sector Index	S&P 500 Index
ONE YEAR	30.42%	30.52%	30.64%	30.00%	30.42%	30.52%	30.64%	30.00%
FIVE YEARS	61.74%	61.72%	62.79%	118.26%	10.09%	10.09%	10.24%	16.90%
SINCE INCEPTION(1)	82.63%	82.65%	84.15%	142.23%	10.59%	10.59%	10.75%	15.94%

(1)	For the period October 7, 2015 to September 30, 2021.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
* Inception date.
The total expense ratio for The Real Estate Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.12%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Real Estate Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2021

Description	Market Value	% of Net Assets
American Tower Corp. REIT	546,978,161	12.8%
Prologis, Inc. REIT	419,862,124	9.8
Crown Castle International Corp. REIT	339,190,706	7.9
Equinix, Inc. REIT	321,114,363	7.5
Public Storage REIT	205,120,217	4.8
TOTAL	1,832,265,571	42.8%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2021*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE TECHNOLOGY SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Technology Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Technology Select Sector Index. The Fund’s benchmark is the Technology Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2021 (the “Reporting Period”), the total return for the Fund was 28.93%, and the Index was 29.13%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cumulative security misweights between the Fund and the Index contributed to the difference between the Fund’s performance and that of the Index.
Widespread technology integration, economic recovery and progress on the COVID-19 vaccine were primary drivers of Fund performance during the Reporting Period. The Fund had positive performance in each of the four quarters of the Reporting Period. The positive performance in the first quarter of the Reporting Period was driven by progress on vaccines, strong macro data and a resolution to the U.S. elections. Performance in the second quarter of the Reporting Period was helped by ongoing reopening of the economy, ongoing demand for cloud computing and continued progress on vaccine distribution. The third quarter of the Reporting Period had positive performance as more states lifted COVID-19 restrictions, strong earnings and despite inflation concerns. The fourth quarter of the Reporting Period’s positive performance was driven by demand for computer chips for gaming and data centers, interest in artificial intelligence technology, ongoing reopening of the economy and strong macroeconomic data.
The Fund used index futures contracts in order to equitize cash and receivables during the Reporting Period. The Fund’s use of index futures contracts helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Apple Inc., Microsoft Corporation, and NVIDIA Corporation. The top negative contributors to the Fund’s performance during the Reporting Period were Enphase Energy, Inc., Fidelity National Information Services, Inc., and Citrix Systems, Inc..
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Technology Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2021

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Technology Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Technology Select Sector Index	S&P 500 Index
ONE YEAR	28.93%	29.04%	29.13%	30.00%	28.93%	29.04%	29.13%	30.00%
FIVE YEARS	233.40%	233.34%	236.54%	118.26%	27.23%	27.23%	27.47%	16.90%
TEN YEARS	639.78%	639.65%	654.11%	365.86%	22.15%	22.15%	22.39%	16.63%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Technology Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.12%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Technology Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2021

Description	Market Value	% of Net Assets
Apple, Inc.	9,450,260,177	22.0%
Microsoft Corp.	9,010,211,972	21.0
NVIDIA Corp.	2,195,541,342	5.1
Visa, Inc. Class A	1,598,775,428	3.7
PayPal Holdings, Inc.	1,300,347,953	3.0
TOTAL	23,555,136,872	54.8%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2021*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE UTILITIES SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Utilities Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Utilities Select Sector Index. The Fund’s benchmark is the Utilities Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2021 (the “Reporting Period”), the total return for the Fund was 10.95%, and the Index was 11.01%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses, cash drag and the cumulative effect of security misweights contributed to the difference between the Fund’s performance and that of the Index.
The COVID-19 pandemic and the policy and medical responses to it had a significant impact on this Fund’s return during the Reporting Period. Additional factors that impacted this Fund were heightened concerns regarding the legislative environments in relation to regulatory scrutiny, potential business restrictions and potential increased green energy-related compliance costs. Interest rates have been relatively low during the Reporting Period and typically this Fund’s returns have been helped by low interest rate environments owing to the sector’s capital intensive nature. The unprecedented societal, health and economic events associated with the COVID-19 pandemic overwhelmed the typical observed impacts of low interest rate environments.
Now with expectations of rising interest rates in the future, the constituents are being negatively impacted by profitability concerns associated with the generally higher level of debt on many utility firm’s balance sheets. Significant increases in commodity prices and a general "risk on" market environment also hurt this fund.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were NextEra Energy, Inc., Southern Company, and Exelon Corporation. The top negative contributors to the Fund’s performance during the Reporting Period were Xcel Energy Inc., Dominion Energy Inc, and WEC Energy Group Inc.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Utilities Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2021

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Utilities Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Utilities Select Sector Index	S&P 500 Index
ONE YEAR	10.95%	11.03%	11.01%	30.00%	10.95%	11.03%	11.01%	30.00%
FIVE YEARS	53.72%	53.72%	54.69%	118.26%	8.98%	8.98%	9.12%	16.90%
TEN YEARS	169.31%	169.19%	174.07%	365.86%	10.41%	10.41%	10.61%	16.63%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Utilities Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.12%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2021.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Utilities Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2021

Description	Market Value	% of Net Assets
NextEra Energy, Inc.	2,045,389,308	17.1%
Duke Energy Corp.	996,958,165	8.3
Southern Co.	871,276,201	7.3
Dominion Energy, Inc.	783,905,115	6.6
Exelon Corp.	627,657,485	5.2
TOTAL	5,325,186,274	44.5%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2021*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE COMMUNICATION SERVICES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2021

Security Description	Shares	Value
COMMON STOCKS — 100.0%
DIVERSIFIED TELECOMMUNICATION SERVICES — 10.2%
AT&T, Inc.	26,386,312	$ 712,694,287
Lumen Technologies, Inc. (a)	10,395,911	128,805,337
Verizon Communications, Inc.	13,224,758	714,269,180
		1,555,768,804
ENTERTAINMENT — 18.2%
Activision Blizzard, Inc.	8,127,985	629,024,759
Electronic Arts, Inc.	2,974,206	423,080,803
Live Nation Entertainment, Inc. (a) (b)	1,377,002	125,486,192
Netflix, Inc. (b)	1,197,870	731,107,976
Take-Two Interactive Software, Inc. (b)	1,217,712	187,612,888
Walt Disney Co. (b)	3,895,211	658,952,845
		2,755,265,463
INTERACTIVE MEDIA & SERVICES — 50.8%
Alphabet, Inc. Class A (b)	669,649	1,790,319,995
Alphabet, Inc. Class C (b)	626,711	1,670,379,095
Facebook, Inc. Class A (b)	9,679,689	3,285,189,650
Match Group, Inc. (b)	2,892,984	454,169,558
Twitter, Inc. (b)	8,339,665	503,632,369
		7,703,690,667
MEDIA — 16.2%
Charter Communications, Inc. Class A (a) (b)	911,165	662,927,207
Comcast Corp. Class A	12,094,125	676,424,411
Discovery, Inc. Class A (a) (b)	1,767,156	44,850,419
Discovery, Inc. Class C (b)	3,174,365	77,041,839
DISH Network Corp. Class A (a) (b)	2,601,587	113,064,971
Fox Corp. Class A	3,379,936	135,569,233
Fox Corp. Class B	1,550,093	57,539,452
Interpublic Group of Cos., Inc.	4,113,822	150,853,853
News Corp. Class A	4,088,631	96,205,487
Security Description	Shares	Value
News Corp. Class B	1,272,728	$ 29,565,472
Omnicom Group, Inc.	2,240,839	162,371,194
ViacomCBS, Inc. Class B	6,331,484	250,156,933
		2,456,570,471
WIRELESS TELECOMMUNICATION SERVICES — 4.6%
T-Mobile US, Inc. (b)	5,482,598	700,456,721
TOTAL COMMON STOCKS (Cost $13,100,701,904)		15,171,752,126
SHORT-TERM INVESTMENTS — 0.5%
State Street Institutional Liquid Reserves Fund, Premier Class 0.04% (c) (d)	3,600,221	3,600,941
State Street Navigator Securities Lending Portfolio II (e) (f)	76,583,434	76,583,434
TOTAL SHORT-TERM INVESTMENTS (Cost $80,184,375)		80,184,375
TOTAL INVESTMENTS — 100.5% (Cost $13,180,886,279)		15,251,936,501
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.5)%		(75,879,611)
NET ASSETS — 100.0%		$ 15,176,056,890
(a)	All or a portion of the shares of the security are on loan at September 30, 2021.
(b)	Non-income producing security.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2021.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$15,171,752,126	$—	$—	$15,171,752,126
Short-Term Investments	80,184,375	—	—	80,184,375
TOTAL INVESTMENTS	$15,251,936,501	$—	$—	$15,251,936,501
See accompanying notes to financial statements.

THE COMMUNICATION SERVICES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2021

Affiliate Table
	Number of Shares Held at 9/30/20	Value at 9/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/21	Value at 9/30/21	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	2,140,112	$ 2,140,540	$ 228,410,995	$ 226,952,539	$1,731	$214	3,600,221	$ 3,600,941	$ 6,281
State Street Navigator Securities Lending Portfolio II	58,511,408	58,511,408	828,193,562	810,121,536	—	—	76,583,434	76,583,434	87,542
Total		$60,651,948	$1,056,604,557	$1,037,074,075	$1,731	$214		$80,184,375	$93,823
See accompanying notes to financial statements.

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2021

Security Description	Shares	Value
COMMON STOCKS — 99.9%
AUTO COMPONENTS — 1.3%
Aptiv PLC (a)	1,357,965	$ 202,296,046
BorgWarner, Inc. (b)	1,203,748	52,013,951
		254,309,997
AUTOMOBILES — 19.2%
Ford Motor Co. (a)	19,697,957	278,923,071
General Motors Co. (a)	7,287,648	384,131,926
Tesla, Inc. (a)	4,016,354	3,114,602,200
		3,777,657,197
DISTRIBUTORS — 1.2%
Genuine Parts Co.	718,949	87,158,187
LKQ Corp. (a)	1,357,219	68,295,260
Pool Corp.	201,326	87,458,028
		242,911,475
HOTELS, RESTAURANTS & LEISURE — 19.4%
Booking Holdings, Inc. (a)	206,147	489,366,179
Caesars Entertainment, Inc. (a)	1,071,405	120,297,353
Carnival Corp. (a) (b)	4,008,641	100,256,111
Chipotle Mexican Grill, Inc. (a)	141,046	256,353,926
Darden Restaurants, Inc.	654,222	99,095,006
Domino's Pizza, Inc.	184,984	88,229,969
Expedia Group, Inc. (a)	729,343	119,539,318
Hilton Worldwide Holdings, Inc. (a)	1,398,998	184,821,626
Las Vegas Sands Corp. (a)	1,725,863	63,166,586
Marriott International, Inc. Class A (a)	1,373,226	203,361,038
McDonald's Corp.	3,748,906	903,898,726
MGM Resorts International	2,007,841	86,638,339
Norwegian Cruise Line Holdings, Ltd. (a) (b)	1,857,546	49,615,054
Penn National Gaming, Inc. (a)	787,052	57,029,788
Royal Caribbean Cruises, Ltd. (a) (b)	1,125,092	100,076,933
Starbucks Corp.	5,919,097	652,935,590
Wynn Resorts, Ltd. (a) (b)	528,425	44,784,019
Yum! Brands, Inc.	1,484,121	181,522,839
		3,800,988,400
HOUSEHOLD DURABLES — 3.6%
D.R. Horton, Inc.	1,636,239	137,394,989
Garmin, Ltd.	762,746	118,576,493
Leggett & Platt, Inc.	669,188	30,006,390
Lennar Corp. Class A	1,378,958	129,180,785
Mohawk Industries, Inc. (a)	280,719	49,799,551
Newell Brands, Inc.	1,900,583	42,078,908
NVR, Inc. (a)	16,887	80,957,629
PulteGroup, Inc.	1,302,772	59,823,290
Whirlpool Corp.	314,750	64,164,935
		711,982,970
INTERNET & DIRECT MARKETING RETAIL — 24.0%
Amazon.com, Inc. (a)	1,323,316	4,347,145,992
eBay, Inc.	3,263,270	227,352,021
Security Description	Shares	Value
Etsy, Inc. (a)	635,408	$ 132,139,448
		4,706,637,461
LEISURE EQUIPMENT & PRODUCTS — 0.3%
Hasbro, Inc.	649,720	57,968,019
MULTILINE RETAIL — 4.7%
Dollar General Corp.	1,185,732	251,541,186
Dollar Tree, Inc. (a)	1,164,423	111,458,570
Target Corp.	2,483,473	568,144,118
		931,143,874
SPECIALTY RETAIL — 20.6%
Advance Auto Parts, Inc.	328,523	68,625,169
AutoZone, Inc. (a)	108,218	183,753,082
Bath & Body Works, Inc.	1,329,050	83,770,022
Best Buy Co., Inc.	1,131,610	119,622,493
CarMax, Inc. (a)	817,908	104,659,508
Gap, Inc. (b)	1,080,498	24,527,305
Home Depot, Inc.	5,262,776	1,727,558,850
Lowe's Cos., Inc.	3,548,575	719,863,924
O'Reilly Automotive, Inc. (a)	346,169	211,530,029
Ross Stores, Inc.	1,792,770	195,143,015
TJX Cos., Inc.	6,056,567	399,612,291
Tractor Supply Co.	573,968	116,291,656
Ulta Beauty, Inc. (a)	274,847	99,197,779
		4,054,155,123
TEXTILES, APPAREL & LUXURY GOODS — 5.6%
Hanesbrands, Inc.	1,752,781	30,077,722
NIKE, Inc. Class B	5,490,536	797,390,543
PVH Corp. (a)	358,192	36,818,556
Ralph Lauren Corp.	244,088	27,103,532
Tapestry, Inc.	1,399,905	51,824,483
Under Armour, Inc. Class A (a)	947,030	19,111,065
Under Armour, Inc. Class C (a)	1,046,217	18,329,722
VF Corp.	1,635,988	109,594,836
		1,090,250,459
TOTAL COMMON STOCKS (Cost $17,579,825,818)		19,628,004,975
SHORT-TERM INVESTMENTS — 0.5%
State Street Institutional Liquid Reserves Fund, Premier Class 0.04% (c) (d)	5,827,718	5,828,883
State Street Navigator Securities Lending Portfolio II (e) (f)	88,081,524	88,081,524
TOTAL SHORT-TERM INVESTMENTS (Cost $93,910,407)		93,910,407
TOTAL INVESTMENTS — 100.4% (Cost $17,673,736,225)		19,721,915,382
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%		(88,178,802)
NET ASSETS — 100.0%		$ 19,633,736,580
(a)	Non-income producing security.

See accompanying notes to financial statements.

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2021

(b)	All or a portion of the shares of the security are on loan at September 30, 2021.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2021.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$19,628,004,975	$—	$—	$19,628,004,975
Short-Term Investments	93,910,407	—	—	93,910,407
TOTAL INVESTMENTS	$19,721,915,382	$—	$—	$19,721,915,382
Affiliate Table
	Number of Shares Held at 9/30/20	Value at 9/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/21	Value at 9/30/21	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	1,665,605	$ 1,665,938	$ 390,397,485	$ 386,235,893	$1,353	$—	5,827,718	$ 5,828,883	$ 7,149
State Street Navigator Securities Lending Portfolio II	78,424,080	78,424,080	1,630,441,581	1,620,784,137	—	—	88,081,524	88,081,524	108,910
Total		$80,090,018	$2,020,839,066	$2,007,020,030	$1,353	$—		$93,910,407	$116,059
See accompanying notes to financial statements.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2021

Security Description	Shares	Value
COMMON STOCKS — 99.6%
BEVERAGES — 24.6%
Brown-Forman Corp. Class B	1,234,035	$ 82,692,685
Coca-Cola Co.	21,529,668	1,129,661,680
Constellation Brands, Inc. Class A	1,138,275	239,823,160
Molson Coors Beverage Co. Class B (a)	1,268,367	58,826,861
Monster Beverage Corp. (b)	2,535,967	225,269,949
PepsiCo, Inc.	7,659,345	1,152,042,081
		2,888,316,416
FOOD & STAPLES RETAILING — 19.7%
Costco Wholesale Corp.	1,178,366	529,498,762
Kroger Co. (a)	4,592,241	185,664,303
Sysco Corp.	3,454,956	271,214,046
Walmart, Inc.	7,919,760	1,103,856,149
Walgreens Boots Alliance, Inc.	4,848,518	228,122,772
		2,318,356,032
FOOD PRODUCTS — 18.3%
Archer-Daniels-Midland Co.	3,777,644	226,696,417
Campbell Soup Co. (a)	1,367,058	57,156,695
Conagra Brands, Inc.	3,243,972	109,873,332
General Mills, Inc.	4,094,467	244,931,016
Hershey Co.	982,173	166,232,780
Hormel Foods Corp.	1,898,294	77,830,054
J.M. Smucker Co.	731,670	87,822,350
Kellogg Co.	1,726,583	110,363,185
Kraft Heinz Co.	4,544,111	167,314,167
Lamb Weston Holdings, Inc.	985,495	60,479,828
McCormick & Co., Inc.	1,682,961	136,370,330
Mondelez International, Inc. Class A	9,440,082	549,223,971
Tyson Foods, Inc. Class A	1,990,998	157,169,382
		2,151,463,507
HOUSEHOLD PRODUCTS — 24.5%
Church & Dwight Co., Inc.	1,658,290	136,925,006
Clorox Co.	829,361	137,350,475
Colgate-Palmolive Co.	5,697,771	430,637,532
Kimberly-Clark Corp.	2,272,486	300,968,046
Security Description	Shares	Value
Procter & Gamble Co.	13,452,269	$ 1,880,627,206
		2,886,508,265
PERSONAL PRODUCTS — 4.0%
Estee Lauder Cos., Inc. Class A	1,566,061	469,708,676
TOBACCO — 8.5%
Altria Group, Inc.	10,832,763	493,107,372
Philip Morris International, Inc.	5,292,486	501,674,748
		994,782,120
TOTAL COMMON STOCKS (Cost $12,560,041,901)		11,709,135,016
SHORT-TERM INVESTMENTS — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.04% (c) (d)	15,187,963	15,191,001
State Street Navigator Securities Lending Portfolio II (e) (f)	3,227,202	3,227,202
TOTAL SHORT-TERM INVESTMENTS (Cost $18,418,203)		18,418,203
TOTAL INVESTMENTS — 99.7% (Cost $12,578,460,104)		11,727,553,219
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		30,022,976
NET ASSETS — 100.0%		$ 11,757,576,195
(a)	All or a portion of the shares of the security are on loan at September 30, 2021.
(b)	Non-income producing security.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2021.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$11,709,135,016	$—	$—	$11,709,135,016
Short-Term Investments	18,418,203	—	—	18,418,203
TOTAL INVESTMENTS	$11,727,553,219	$—	$—	$11,727,553,219
See accompanying notes to financial statements.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2021

Affiliate Table
	Number of Shares Held at 9/30/20	Value at 9/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/21	Value at 9/30/21	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	15,234,551	$15,237,598	$ 798,000,797	$ 798,051,190	$3,436	$360	15,187,963	$15,191,001	$12,452
State Street Navigator Securities Lending Portfolio II	21,096,352	21,096,352	729,766,176	747,635,326	—	—	3,227,202	3,227,202	51,013
Total		$36,333,950	$1,527,766,973	$1,545,686,516	$3,436	$360		$18,418,203	$63,465
See accompanying notes to financial statements.

THE ENERGY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2021

Security Description	Shares	Value
COMMON STOCKS — 99.9%
ENERGY EQUIPMENT & SERVICES — 9.3%
Baker Hughes Co.	23,655,146	$ 584,991,760
Halliburton Co.	25,425,716	549,703,980
Schlumberger NV	39,928,287	1,183,474,427
		2,318,170,167
OIL, GAS & CONSUMABLE FUELS — 90.6%
APA Corp.	10,793,321	231,300,869
Cabot Oil & Gas Corp. (a)	11,411,230	248,308,365
Chevron Corp.	49,443,310	5,016,023,799
ConocoPhillips	16,815,706	1,139,600,396
Devon Energy Corp. (a)	17,976,690	638,352,262
Diamondback Energy, Inc.	4,859,334	460,033,150
EOG Resources, Inc.	13,856,690	1,112,276,506
Exxon Mobil Corp.	97,655,085	5,744,072,100
Hess Corp.	7,869,274	614,668,992
Kinder Morgan, Inc.	55,654,160	931,094,097
Marathon Oil Corp.	22,510,514	307,718,726
Marathon Petroleum Corp.	18,222,103	1,126,308,186
Occidental Petroleum Corp.	25,327,127	749,176,417
ONEOK, Inc.	12,724,615	737,900,424
Phillips 66	12,505,492	875,759,605
Pioneer Natural Resources Co.	6,477,985	1,078,649,282
Valero Energy Corp.	11,672,772	823,747,520
Williams Cos., Inc.	34,689,707	899,851,000
		22,734,841,696
TOTAL COMMON STOCKS (Cost $26,474,323,711)		25,053,011,863
Security Description	Shares	Value
SHORT-TERM INVESTMENTS — 0.9%
State Street Institutional Liquid Reserves Fund, Premier Class 0.04% (b) (c)	25,520,972	$ 25,526,076
State Street Navigator Securities Lending Portfolio II (d) (e)	204,202,820	204,202,820
TOTAL SHORT-TERM INVESTMENTS (Cost $229,728,896)		229,728,896
TOTAL INVESTMENTS — 100.8% (Cost $26,704,052,607)		25,282,740,759
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.8)%		(198,402,240)
NET ASSETS — 100.0%		$ 25,084,338,519
(a)	All or a portion of the shares of the security are on loan at September 30, 2021.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at September 30, 2021.
(d)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned.

At September 30, 2021, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500 Energy Sector Index (long)	500	12/17/2021	$24,496,625	$27,070,000	$2,573,375
During the period ended September 30, 2021, average notional value related to futures contracts was $60,687,077.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$25,053,011,863	$—	$—	$25,053,011,863
Short-Term Investments	229,728,896	—	—	229,728,896
TOTAL INVESTMENTS	$25,282,740,759	$—	$—	$25,282,740,759
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts(a)	2,573,375	—	—	2,573,375
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ 2,573,375	$—	$—	$ 2,573,375
(a)	Futures Contracts are valued at unrealized appreciation (depreciation).
See accompanying notes to financial statements.

THE ENERGY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2021

Affiliate Table
	Number of Shares Held at 9/30/20	Value at 9/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/21	Value at 9/30/21	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	10,727,178	$10,729,324	$1,420,742,608	$1,405,946,030	$174	$—	25,520,972	$ 25,526,076	$ 30,016
State Street Navigator Securities Lending Portfolio II	86,266,512	86,266,512	1,792,144,019	1,674,207,711	—	—	204,202,820	204,202,820	171,605
Total		$96,995,836	$3,212,886,627	$3,080,153,741	$174	$—		$229,728,896	$201,621
See accompanying notes to financial statements.

THE FINANCIAL SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2021

Security Description	Shares	Value
COMMON STOCKS — 99.9%
BANKS — 38.6%
Bank of America Corp.	71,790,171	$ 3,047,492,759
Citigroup, Inc.	19,649,011	1,378,967,592
Citizens Financial Group, Inc.	4,130,657	194,058,266
Comerica, Inc.	1,298,128	104,499,304
Fifth Third Bancorp (a)	6,696,389	284,194,749
First Republic Bank	1,709,367	329,702,707
Huntington Bancshares, Inc.	14,314,715	221,305,494
JPMorgan Chase & Co.	28,969,205	4,741,969,166
KeyCorp.	9,271,704	200,454,240
M&T Bank Corp.	1,247,587	186,314,643
People's United Financial, Inc.	4,148,810	72,479,711
PNC Financial Services Group, Inc.	4,120,042	806,045,017
Regions Financial Corp.	9,254,241	197,207,876
SVB Financial Group (b)	568,486	367,742,224
Truist Financial Corp.	12,940,590	758,965,603
US Bancorp	13,080,100	777,481,144
Wells Fargo & Co.	39,810,408	1,847,601,035
Zions Bancorp NA	1,571,312	97,248,500
		15,613,730,030
CAPITAL MARKETS — 26.3%
Ameriprise Financial, Inc.	1,102,549	291,205,242
Bank of New York Mellon Corp.	7,698,645	399,097,757
BlackRock, Inc.	1,386,806	1,163,058,720
Cboe Global Markets, Inc.	1,033,777	128,043,619
Charles Schwab Corp.	14,553,861	1,060,103,235
CME Group, Inc.	3,481,591	673,270,068
Franklin Resources, Inc. (a)	2,729,887	81,132,242
Goldman Sachs Group, Inc.	3,267,893	1,235,361,591
Intercontinental Exchange, Inc.	5,459,664	626,878,620
Invesco, Ltd.	3,309,896	79,801,592
MarketAxess Holdings, Inc.	368,461	155,007,858
Moody's Corp.	1,570,573	557,726,178
Morgan Stanley	14,150,783	1,377,012,694
MSCI, Inc.	799,348	486,275,362
Nasdaq, Inc.	1,134,786	219,036,394
Northern Trust Corp.	2,020,426	217,822,127
Raymond James Financial, Inc.	1,795,441	165,683,249
S&P Global, Inc. (a)	2,336,502	992,756,335
State Street Corp. (c)	3,542,553	300,125,090
T Rowe Price Group, Inc.	2,199,947	432,729,575
		10,642,127,548
CONSUMER FINANCE — 5.9%
American Express Co.	6,238,565	1,045,146,794
Capital One Financial Corp.	4,324,944	700,511,180
Discover Financial Services	2,903,167	356,654,066
Synchrony Financial	5,523,071	269,967,711
		2,372,279,751
DIVERSIFIED FINANCIAL SERVICES — 12.2%
Berkshire Hathaway, Inc. Class B (b)	17,970,637	4,904,905,663
Security Description	Shares	Value
INSURANCE — 16.9%
Aflac, Inc.	5,982,149	$ 311,849,427
Allstate Corp.	2,866,440	364,926,477
American International Group, Inc.	8,291,068	455,096,723
Aon PLC Class A	2,188,700	625,464,799
Arthur J Gallagher & Co.	2,004,166	297,919,276
Assurant, Inc.	570,187	89,946,999
Brown & Brown, Inc.	2,265,876	125,642,824
Chubb, Ltd.	4,253,365	737,873,760
Cincinnati Financial Corp.	1,453,327	165,999,010
Everest Re Group, Ltd.	386,560	96,941,517
Globe Life, Inc.	907,336	80,780,124
Hartford Financial Services Group, Inc.	3,366,065	236,466,066
Lincoln National Corp.	1,712,644	117,744,275
Loews Corp.	1,970,467	106,267,285
Marsh & McLennan Cos., Inc.	4,911,646	743,770,554
MetLife, Inc.	7,061,346	435,896,889
Principal Financial Group, Inc.	2,419,961	155,845,488
Progressive Corp.	5,672,980	512,780,662
Prudential Financial, Inc.	3,749,838	394,482,958
Travelers Cos., Inc.	2,418,932	367,701,853
Willis Towers Watson PLC	1,251,168	290,846,513
WR Berkley Corp.	1,359,432	99,483,234
		6,813,726,713
TOTAL COMMON STOCKS (Cost $38,071,733,166)		40,346,769,705
SHORT-TERM INVESTMENTS — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.04% (d) (e)	43,504,448	43,513,149
State Street Navigator Securities Lending Portfolio II (f) (g)	3,282,379	3,282,379
TOTAL SHORT-TERM INVESTMENTS (Cost $46,795,528)		46,795,528
TOTAL INVESTMENTS — 100.0% (Cost $38,118,528,694)		40,393,565,233
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0% (h)		19,125,174
NET ASSETS — 100.0%		$ 40,412,690,407
(a)	All or a portion of the shares of the security are on loan at September 30, 2021.
(b)	Non-income producing security.
(c)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at September 30, 2021.
(f)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.

See accompanying notes to financial statements.

THE FINANCIAL SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2021

(g)	Investment of cash collateral for securities loaned.
(h)	Amount shown represents less than 0.05% of net assets.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$40,346,769,705	$—	$—	$40,346,769,705
Short-Term Investments	46,795,528	—	—	46,795,528
TOTAL INVESTMENTS	$40,393,565,233	$—	$—	$40,393,565,233
Affiliate Table
	Number of Shares Held at 9/30/20	Value at 9/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/21	Value at 9/30/21	Dividend Income
State Street Corp.	2,174,310	$129,001,812	$ 338,536,961	$ 232,329,032	$14,343,879	$50,571,470	3,542,553	$300,125,090	$7,040,120
State Street Institutional Liquid Reserves Fund, Premier Class	37,581,898	37,589,414	1,107,620,496	1,101,693,268	(5,065)	1,572	43,504,448	43,513,149	24,240
State Street Navigator Securities Lending Portfolio II	23,127,546	23,127,546	1,686,957,948	1,706,803,115	—	—	3,282,379	3,282,379	34,119
Total		$189,718,772	$3,133,115,405	$3,040,825,415	$14,338,814	$50,573,042		$346,920,618	$7,098,479
See accompanying notes to financial statements.

THE HEALTH CARE SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2021

Security Description	Shares	Value
COMMON STOCKS — 99.8%
BIOTECHNOLOGY — 14.4%
AbbVie, Inc.	11,061,985	$ 1,193,256,322
Amgen, Inc.	3,554,592	755,883,989
Biogen, Inc. (a)	932,889	263,998,258
Gilead Sciences, Inc.	7,848,485	548,216,677
Incyte Corp. (a)	1,176,616	80,927,649
Moderna, Inc. (a)	2,198,295	846,035,814
Regeneron Pharmaceuticals, Inc. (a)	657,513	397,913,717
Vertex Pharmaceuticals, Inc. (a)	1,625,767	294,897,876
		4,381,130,302
HEALTH CARE EQUIPMENT & SUPPLIES — 28.5%
Abbott Laboratories	11,097,205	1,310,912,827
ABIOMED, Inc. (a)	285,105	92,807,380
Align Technology, Inc. (a)	459,912	306,039,242
Baxter International, Inc.	3,129,239	251,684,693
Becton Dickinson and Co.	1,797,717	441,914,793
Boston Scientific Corp. (a)	8,912,880	386,729,863
Cooper Cos., Inc.	308,248	127,401,981
Danaher Corp.	3,977,209	1,210,821,508
DENTSPLY SIRONA, Inc.	1,374,471	79,788,041
DexCom, Inc. (a) (b)	605,579	331,166,932
Edwards Lifesciences Corp. (a)	3,903,939	441,964,934
Hologic, Inc. (a)	1,586,731	117,116,615
IDEXX Laboratories, Inc. (a)	532,527	331,178,541
Intuitive Surgical, Inc. (a)	743,624	739,273,800
Medtronic PLC	8,412,459	1,054,501,736
ResMed, Inc.	910,955	240,082,190
STERIS PLC	624,505	127,573,881
Stryker Corp.	2,100,808	554,025,086
Teleflex, Inc.	294,266	110,805,862
West Pharmaceutical Services, Inc.	463,680	196,850,707
Zimmer Biomet Holdings, Inc.	1,309,386	191,641,735
		8,644,282,347
HEALTH CARE PROVIDERS & SERVICES — 19.0%
AmerisourceBergen Corp.	930,588	111,158,737
Anthem, Inc.	1,526,274	568,994,947
Cardinal Health, Inc.	1,816,230	89,830,736
Centene Corp. (a)	3,649,648	227,409,567
Cigna Corp.	2,128,912	426,123,026
CVS Health Corp.	8,260,158	700,957,008
DaVita, Inc. (a)	419,904	48,818,039
HCA Healthcare, Inc.	1,543,038	374,526,184
Henry Schein, Inc. (a)	874,419	66,595,751
Humana, Inc.	804,414	313,037,708
Laboratory Corp. of America Holdings (a)	605,296	170,354,506
McKesson Corp.	968,271	193,053,872
Quest Diagnostics, Inc.	764,720	111,121,463
UnitedHealth Group, Inc.	5,902,303	2,306,265,874
Universal Health Services, Inc. Class B	474,936	65,716,894
		5,773,964,312
Security Description	Shares	Value
HEALTH CARE TECHNOLOGY — 0.4%
Cerner Corp.	1,850,347	$ 130,486,471
LIFE SCIENCES TOOLS & SERVICES — 10.5%
Agilent Technologies, Inc.	1,899,360	299,206,181
Bio-Rad Laboratories, Inc. Class A (a)	134,548	100,366,081
Bio-Techne Corp.	243,151	117,823,680
Charles River Laboratories International, Inc. (a)	315,938	130,378,135
Illumina, Inc. (a)	916,781	371,855,541
IQVIA Holdings, Inc. (a)	1,199,373	287,297,808
Mettler-Toledo International, Inc. (a)	144,753	199,376,992
PerkinElmer, Inc.	701,817	121,617,868
Thermo Fisher Scientific, Inc.	2,462,613	1,406,964,685
Waters Corp. (a)	384,064	137,226,067
		3,172,113,038
PHARMACEUTICALS — 27.0%
Bristol-Myers Squibb Co.	13,909,702	823,037,067
Catalent, Inc. (a)	1,066,246	141,885,355
Eli Lilly & Co.	4,970,014	1,148,321,735
Johnson & Johnson	16,478,474	2,661,273,551
Merck & Co., Inc.	15,845,651	1,190,166,846
Organon & Co. (b)	1,592,916	52,231,716
Pfizer, Inc.	35,096,165	1,509,486,057
Viatris, Inc.	7,569,756	102,570,194
Zoetis, Inc.	2,966,637	575,942,907
		8,204,915,428
TOTAL COMMON STOCKS (Cost $28,782,942,421)		30,306,891,898
SHORT-TERM INVESTMENTS — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.04% (c) (d)	28,313,341	28,319,003
State Street Navigator Securities Lending Portfolio II (e) (f)	27,800	27,800
TOTAL SHORT-TERM INVESTMENTS (Cost $28,343,918)		28,346,803
TOTAL INVESTMENTS — 99.9% (Cost $28,811,286,339)		30,335,238,701
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		23,617,163
NET ASSETS — 100.0%		$ 30,358,855,864
(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2021.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2021.

See accompanying notes to financial statements.

THE HEALTH CARE SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2021

(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$30,306,891,898	$—	$—	$30,306,891,898
Short-Term Investments	28,346,803	—	—	28,346,803
TOTAL INVESTMENTS	$30,335,238,701	$—	$—	$30,335,238,701
Affiliate Table
	Number of Shares Held at 9/30/20	Value at 9/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/21	Value at 9/30/21	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	16,316,773	$16,320,037	$ 940,286,437	$ 928,288,310	$64	$775	28,313,341	$28,319,003	$23,923
State Street Navigator Securities Lending Portfolio II	6,266,218	6,266,218	929,150,549	935,388,967	—	—	27,800	27,800	33,613
Total		$22,586,255	$1,869,436,986	$1,863,677,277	$64	$775		$28,346,803	$57,536
See accompanying notes to financial statements.

THE INDUSTRIAL SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2021

Security Description	Shares	Value
COMMON STOCKS — 99.6%
AEROSPACE & DEFENSE — 18.6%
Boeing Co. (a)	3,245,521	$ 713,819,889
General Dynamics Corp.	1,366,698	267,913,809
Howmet Aerospace, Inc.	2,273,795	70,942,404
Huntington Ingalls Industries, Inc.	237,038	45,762,556
L3Harris Technologies, Inc.	1,183,616	260,679,588
Lockheed Martin Corp.	1,451,743	500,996,509
Northrop Grumman Corp.	886,469	319,261,810
Raytheon Technologies Corp.	8,881,956	763,492,938
Textron, Inc.	1,320,282	92,168,887
TransDigm Group, Inc. (a)	308,412	192,624,883
		3,227,663,273
AIR FREIGHT & LOGISTICS — 7.4%
C.H. Robinson Worldwide, Inc. (b)	775,799	67,494,513
Expeditors International of Washington, Inc.	997,564	118,839,799
FedEx Corp.	1,448,806	317,708,668
United Parcel Service, Inc. Class B	4,290,003	781,209,546
		1,285,252,526
AIRLINES — 3.2%
Alaska Air Group, Inc. (a)	731,370	42,858,282
American Airlines Group, Inc. (a)	3,813,715	78,257,432
Delta Air Lines, Inc. (a)	3,770,692	160,669,186
Southwest Airlines Co. (a)	3,486,246	179,297,632
United Airlines Holdings, Inc. (a)	1,907,402	90,735,113
		551,817,645
BUILDING PRODUCTS — 6.1%
A.O. Smith Corp.	784,676	47,920,163
Allegion PLC	530,167	70,077,474
Carrier Global Corp.	5,111,043	264,547,586
Fortune Brands Home & Security, Inc.	816,321	72,995,424
Johnson Controls International PLC	4,195,260	285,613,301
Masco Corp.	1,455,892	80,874,801
Trane Technologies PLC	1,399,524	241,627,818
		1,063,656,567
COMMERCIAL SERVICES & SUPPLIES — 5.2%
Cintas Corp.	515,607	196,270,961
Copart, Inc. (a)	1,254,172	173,978,740
Republic Services, Inc.	1,238,970	148,750,738
Rollins, Inc.	1,333,375	47,108,139
Waste Management, Inc.	2,281,914	340,826,675
		906,935,253
CONSTRUCTION & ENGINEERING — 0.5%
Quanta Services, Inc.	821,437	93,495,959
ELECTRICAL EQUIPMENT — 6.9%
AMETEK, Inc.	1,361,228	168,805,884
Eaton Corp. PLC	2,349,062	350,738,447
Emerson Electric Co.	3,521,192	331,696,286
Generac Holdings, Inc. (a)	371,177	151,688,905
Security Description	Shares	Value
Rockwell Automation, Inc.	683,942	$ 201,106,306
		1,204,035,828
INDUSTRIAL CONGLOMERATES — 13.8%
3M Co.	3,408,431	597,906,966
General Electric Co.	6,468,697	666,469,852
Honeywell International, Inc.	4,066,776	863,295,209
Roper Technologies, Inc.	620,338	276,751,392
		2,404,423,419
MACHINERY — 19.2%
Caterpillar, Inc.	3,224,826	619,069,847
Cummins, Inc.	845,888	189,952,609
Deere & Co.	1,672,025	560,245,417
Dover Corp.	848,357	131,919,513
Fortive Corp.	2,111,031	148,975,458
IDEX Corp.	446,830	92,471,468
Illinois Tool Works, Inc.	1,688,360	348,865,827
Ingersoll Rand, Inc. (a)	2,386,622	120,309,615
Otis Worldwide Corp.	2,513,909	206,844,432
PACCAR, Inc.	2,046,533	161,512,384
Parker-Hannifin Corp.	760,114	212,543,077
Pentair PLC	977,647	71,006,502
Snap-on, Inc. (b)	319,105	66,676,990
Stanley Black & Decker, Inc.	959,888	168,277,965
Westinghouse Air Brake Technologies Corp.	1,113,475	95,992,680
Xylem, Inc.	1,061,879	131,333,195
		3,325,996,979
PROFESSIONAL SERVICES — 5.4%
Equifax, Inc.	717,276	181,772,084
IHS Markit, Ltd.	2,347,972	273,820,495
Jacobs Engineering Group, Inc.	765,911	101,506,185
Leidos Holdings, Inc.	833,843	80,157,328
Nielsen Holdings PLC	2,106,507	40,423,869
Robert Half International, Inc.	659,490	66,166,632
Verisk Analytics, Inc.	950,365	190,329,598
		934,176,191
ROAD & RAIL — 10.8%
CSX Corp.	13,279,727	394,939,081
JB Hunt Transport Services, Inc.	495,750	82,899,315
Kansas City Southern	535,942	145,047,343
Norfolk Southern Corp.	1,454,793	348,059,225
Old Dominion Freight Line, Inc.	552,509	158,006,524
Union Pacific Corp.	3,841,295	752,932,233
		1,881,883,721
TRADING COMPANIES & DISTRIBUTORS — 2.5%
Fastenal Co.	3,381,498	174,519,112
United Rentals, Inc. (a)	426,587	149,702,176
W.W. Grainger, Inc.	258,108	101,451,930
		425,673,218
TOTAL COMMON STOCKS (Cost $18,361,669,731)		17,305,010,579

See accompanying notes to financial statements.

THE INDUSTRIAL SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2021

Security Description	Shares	Value
SHORT-TERM INVESTMENTS — 0.4%
State Street Institutional Liquid Reserves Fund, Premier Class 0.04% (c) (d)	54,880,923	$ 54,891,899
State Street Navigator Securities Lending Portfolio II (e) (f)	11,459,054	11,459,054
TOTAL SHORT-TERM INVESTMENTS (Cost $66,350,953)		66,350,953
TOTAL INVESTMENTS — 100.0% (Cost $18,428,020,684)		17,371,361,532
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0)% (g)		(4,179,562)
NET ASSETS — 100.0%		$ 17,367,181,970

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2021.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2021.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.
(g)	Amount is less than 0.05% of net assets.

At September 30, 2021, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500 Industrial Select Sector Index	600	12/17/2021	$61,291,398	$58,992,000	$(2,299,398)
During the period ended September 30, 2021, average notional value related to futures contracts was $15,089,176.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$17,305,010,579	$—	$—	$17,305,010,579
Short-Term Investments	66,350,953	—	—	66,350,953
TOTAL INVESTMENTS	$17,371,361,532	$—	$—	$17,371,361,532
LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts(a)	(2,299,398)	—	—	(2,299,398)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (2,299,398)	$—	$—	$ (2,299,398)
(a)	Futures Contracts are valued at unrealized appreciation (depreciation).
Affiliate Table
	Number of Shares Held at 9/30/20	Value at 9/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/21	Value at 9/30/21	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	8,121,441	$ 8,123,066	$ 472,714,353	$ 425,945,983	$463	$—	54,880,923	$54,891,899	$ 15,421
State Street Navigator Securities Lending Portfolio II	30,103,138	30,103,138	954,428,948	973,073,032	—	—	11,459,054	11,459,054	102,903
Total		$38,226,204	$1,427,143,301	$1,399,019,015	$463	$—		$66,350,953	$118,324
See accompanying notes to financial statements.

THE MATERIALS SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2021

Security Description	Shares	Value
COMMON STOCKS — 99.8%
CHEMICALS — 68.5%
Air Products & Chemicals, Inc.	1,828,643	$ 468,333,759
Albemarle Corp.	966,073	211,541,005
Celanese Corp.	917,890	138,270,950
CF Industries Holdings, Inc.	1,776,879	99,185,386
Corteva, Inc.	6,065,057	255,217,599
Dow, Inc.	6,160,733	354,611,791
DuPont de Nemours, Inc.	4,320,874	293,776,223
Eastman Chemical Co.	1,121,658	112,995,827
Ecolab, Inc.	2,056,057	428,934,611
FMC Corp.	1,063,158	97,342,746
International Flavors & Fragrances, Inc.	2,057,537	275,133,848
Linde PLC	4,266,005	1,251,560,547
LyondellBasell Industries NV Class A	2,183,099	204,883,841
Mosaic Co.	2,855,862	102,011,391
PPG Industries, Inc.	1,960,814	280,416,010
Sherwin-Williams Co.	2,001,096	559,766,584
		5,133,982,118
CONSTRUCTION MATERIALS — 4.8%
Martin Marietta Materials, Inc.	515,281	176,061,212
Vulcan Materials Co.	1,096,012	185,401,390
		361,462,602
CONTAINERS & PACKAGING — 13.3%
Amcor PLC	12,736,583	147,616,997
Avery Dennison Corp.	684,732	141,883,318
Ball Corp.	2,698,072	242,745,538
International Paper Co.	3,228,606	180,543,647
Security Description	Shares	Value
Packaging Corp. of America	784,720	$ 107,851,917
Sealed Air Corp.	1,238,238	67,843,060
Westrock Co.	2,205,729	109,911,476
		998,395,953
METALS & MINING — 13.2%
Freeport-McMoRan, Inc.	12,127,519	394,508,193
Newmont Corp.	6,601,523	358,462,699
Nucor Corp.	2,426,157	238,952,203
		991,923,095
TOTAL COMMON STOCKS (Cost $7,830,197,515)		7,485,763,768
SHORT-TERM INVESTMENT — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.04% (a) (b) (Cost $8,681,750)	8,680,014	8,681,750
TOTAL INVESTMENTS — 99.9% (Cost $7,838,879,265)		7,494,445,518
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		7,460,363
NET ASSETS — 100.0%		$ 7,501,905,881
(a)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(b)	The rate shown is the annualized seven-day yield at September 30, 2021.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$7,485,763,768	$—	$—	$7,485,763,768
Short-Term Investment	8,681,750	—	—	8,681,750
TOTAL INVESTMENTS	$7,494,445,518	$—	$—	$7,494,445,518
Affiliate Table
	Number of Shares Held at 9/30/20	Value at 9/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/21	Value at 9/30/21	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	1,610,420	$1,610,743	$209,131,319	$202,060,200	$(217)	$105	8,680,014	$8,681,750	$ 5,723
State Street Navigator Securities Lending Portfolio II	2,983,864	2,983,864	474,833,970	477,817,834	—	—	—	—	3,651,775
Total		$4,594,607	$683,965,289	$679,878,034	$(217)	$105		$8,681,750	$3,657,498
See accompanying notes to financial statements.

THE REAL ESTATE SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2021

Security Description	Shares	Value
COMMON STOCKS — 99.8%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs) — 96.3%
Alexandria Real Estate Equities, Inc. REIT	627,287	$ 119,855,727
American Tower Corp. REIT	2,060,880	546,978,161
AvalonBay Communities, Inc. REIT	631,587	139,984,943
Boston Properties, Inc. REIT	643,861	69,762,339
Crown Castle International Corp. REIT	1,957,020	339,190,706
Digital Realty Trust, Inc. REIT	1,279,736	184,857,865
Duke Realty Corp. REIT	1,711,154	81,912,942
Equinix, Inc. REIT	406,407	321,114,363
Equity Residential REIT	1,543,295	124,883,431
Essex Property Trust, Inc. REIT	294,217	94,072,944
Extra Space Storage, Inc. REIT	605,336	101,690,395
Federal Realty Investment Trust REIT	316,224	37,311,270
Healthpeak Properties, Inc. REIT	2,438,719	81,648,312
Host Hotels & Resorts, Inc. REIT (a)	3,229,972	52,745,443
Iron Mountain, Inc. REIT (b)	1,307,798	56,823,823
Kimco Realty Corp. REIT	2,772,470	57,528,753
Mid-America Apartment Communities, Inc. REIT	524,888	98,022,834
Prologis, Inc. REIT	3,347,382	419,862,124
Public Storage REIT	690,408	205,120,217
Realty Income Corp. REIT	1,763,637	114,389,496
Regency Centers Corp. REIT	690,409	46,485,238
SBA Communications Corp. REIT	496,131	164,006,025
Simon Property Group, Inc. REIT	1,488,155	193,415,505
UDR, Inc. REIT	1,262,175	66,870,031
Ventas, Inc. REIT	1,779,460	98,243,987
Vornado Realty Trust REIT	719,746	30,236,529
Welltower, Inc. REIT	1,913,688	157,687,891
Security Description	Shares	Value
Weyerhaeuser Co. REIT	3,392,047	$ 120,655,112
		4,125,356,406
REAL ESTATE MANAGEMENT & DEVELOPMENT — 3.5%
CBRE Group, Inc. Class A (a)	1,520,496	148,035,491
TOTAL COMMON STOCKS (Cost $4,309,407,432)		4,273,391,897
SHORT-TERM INVESTMENTS — 0.4%
State Street Institutional Liquid Reserves Fund, Premier Class 0.04% (c) (d)	4,783,509	4,784,465
State Street Navigator Securities Lending Portfolio II (e) (f)	11,462,368	11,462,368
TOTAL SHORT-TERM INVESTMENTS (Cost $16,246,833)		16,246,833
TOTAL INVESTMENTS — 100.2% (Cost $4,325,654,265)		4,289,638,730
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(7,497,484)
NET ASSETS — 100.0%		$ 4,282,141,246
(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2021.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2021.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.
REIT	Real Estate Investment Trust

At September 30, 2021, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500 Real Estate Select Sector Index	175	12/17/2021	$10,014,232	$9,487,187	$(527,045)
During the period ended September 30, 2021, average notional value related to futures contracts was $1,520,120.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$4,273,391,897	$—	$—	$4,273,391,897
Short-Term Investments	16,246,833	—	—	16,246,833
See accompanying notes to financial statements.

THE REAL ESTATE SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2021

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
TOTAL INVESTMENTS	$4,289,638,730	$—	$—	$4,289,638,730
LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts(a)	(527,045)	—	—	(527,045)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (527,045)	$—	$—	$ (527,045)
(a)	Futures Contracts are valued at unrealized appreciation (depreciation).
Affiliate Table
	Number of Shares Held at 9/30/20	Value at 9/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/21	Value at 9/30/21	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	6,434,272	$ 6,435,559	$197,607,153	$199,258,236	$(144)	$133	4,783,509	$ 4,784,465	$ 986
State Street Navigator Securities Lending Portfolio II	5,803,298	5,803,298	93,773,130	88,114,060	—	—	11,462,368	11,462,368	9,213
Total		$12,238,857	$291,380,283	$287,372,296	$(144)	$133		$16,246,833	$10,199
See accompanying notes to financial statements.

THE TECHNOLOGY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2021

Security Description	Shares	Value
COMMON STOCKS — 99.8%
COMMUNICATIONS EQUIPMENT — 3.1%
Arista Networks, Inc. (a)	238,204	$ 81,856,422
Cisco Systems, Inc.	17,922,641	975,529,350
F5 Networks, Inc. (a)	256,488	50,984,685
Juniper Networks, Inc.	1,382,894	38,057,243
Motorola Solutions, Inc.	720,145	167,304,086
		1,313,731,786
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.4%
Amphenol Corp. Class A	2,544,038	186,299,903
CDW Corp.	584,776	106,440,928
Corning, Inc.	3,268,952	119,284,058
IPG Photonics Corp. (a)	152,417	24,142,853
Keysight Technologies, Inc. (a)	783,490	128,719,572
TE Connectivity, Ltd.	1,394,964	191,416,960
Teledyne Technologies, Inc. (a)	198,011	85,061,565
Trimble, Inc. (a)	1,070,107	88,016,301
Zebra Technologies Corp. Class A (a)	227,131	117,067,860
		1,046,450,000
IT SERVICES — 17.7%
Accenture PLC Class A	2,696,936	862,803,765
Akamai Technologies, Inc. (a)	692,506	72,429,203
Automatic Data Processing, Inc.	1,799,366	359,729,251
Broadridge Financial Solutions, Inc.	494,061	82,330,325
Cognizant Technology Solutions Corp. Class A	2,235,367	165,886,585
DXC Technology Co. (a)	1,071,310	36,006,729
Fidelity National Information Services, Inc.	2,626,986	319,651,656
Fiserv, Inc. (a)	2,534,643	275,008,766
FleetCor Technologies, Inc. (a)	351,309	91,786,502
Gartner, Inc. (a)	355,776	108,113,211
Global Payments, Inc.	1,249,232	196,853,979
International Business Machines Corp.	3,811,942	529,593,102
Jack Henry & Associates, Inc.	315,946	51,834,101
Mastercard, Inc. Class A	3,704,974	1,288,145,360
Paychex, Inc.	1,361,999	153,156,788
PayPal Holdings, Inc. (a)	4,997,302	1,300,347,953
VeriSign, Inc. (a)	413,930	84,859,789
Visa, Inc. Class A (b)	7,177,443	1,598,775,428
Western Union Co.	1,728,213	34,944,467
		7,612,256,960
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 20.1%
Advanced Micro Devices, Inc. (a)	5,158,579	530,817,779
Analog Devices, Inc.	2,287,615	383,129,760
Applied Materials, Inc.	3,887,031	500,377,501
Broadcom, Inc.	1,744,830	846,120,412
Enphase Energy, Inc. (a)	572,541	85,863,974
Intel Corp.	17,254,063	919,296,477
Security Description	Shares	Value
KLA Corp.	649,611	$ 217,301,375
Lam Research Corp.	606,074	344,947,017
Microchip Technology, Inc.	1,165,501	178,892,748
Micron Technology, Inc.	4,785,907	339,703,679
Monolithic Power Systems, Inc.	183,754	89,061,889
NVIDIA Corp.	10,598,288	2,195,541,342
NXP Semiconductors NV	1,127,612	220,865,362
Qorvo, Inc. (a)	472,667	79,025,196
QUALCOMM, Inc.	4,797,267	618,751,498
Skyworks Solutions, Inc.	702,313	115,727,136
Teradyne, Inc.	701,610	76,594,764
Texas Instruments, Inc.	3,926,353	754,684,310
Xilinx, Inc.	1,052,464	158,911,539
		8,655,613,758
SOFTWARE — 33.5%
Adobe, Inc. (a)	2,026,058	1,166,442,112
ANSYS, Inc. (a)	371,048	126,323,292
Autodesk, Inc. (a)	935,681	266,828,151
Cadence Design Systems, Inc. (a)	1,177,156	178,268,505
Ceridian HCM Holding, Inc. (a)	573,600	64,598,832
Citrix Systems, Inc.	528,358	56,729,798
Fortinet, Inc. (a)	576,541	168,373,034
Intuit, Inc.	1,162,139	626,985,612
Microsoft Corp.	31,960,173	9,010,211,972
NortonLifeLock, Inc.	2,475,048	62,618,714
Oracle Corp.	7,005,717	610,408,122
Paycom Software, Inc. (a)	204,429	101,345,677
PTC, Inc. (a)	449,270	53,818,053
salesforce.com, Inc. (a)	4,131,878	1,120,647,951
ServiceNow, Inc. (a)	842,734	524,408,086
Synopsys, Inc. (a)	648,934	194,297,329
Tyler Technologies, Inc. (a)	173,674	79,655,580
		14,411,960,820
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 23.0%
Apple, Inc.	66,786,291	9,450,260,177
Hewlett Packard Enterprise Co.	5,554,001	79,144,514
HP, Inc.	5,108,806	139,776,932
NetApp, Inc.	950,974	85,359,426
Seagate Technology Holdings PLC (b)	890,489	73,483,152
Western Digital Corp. (a)	1,303,283	73,557,293
		9,901,581,494
TOTAL COMMON STOCKS (Cost $31,734,860,684)		42,941,594,818
SHORT-TERM INVESTMENTS — 0.2%
State Street Institutional Liquid Reserves Fund, Premier Class 0.04% (c) (d)	77,796,250	77,811,810

See accompanying notes to financial statements.

THE TECHNOLOGY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2021

Security Description	Shares	Value
State Street Navigator Securities Lending Portfolio II (e) (f)	102,000	$ 102,000
TOTAL SHORT-TERM INVESTMENTS (Cost $77,896,485)		77,913,810
TOTAL INVESTMENTS — 100.0% (Cost $31,812,757,169)		43,019,508,628
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0% (g)		3,007,571
NET ASSETS — 100.0%		$ 43,022,516,199
(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2021.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2021.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.
(g)	Amount is less than 0.05% of net assets.

At September 30, 2021, open futures contracts purchased were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500 Technology Select Sector Index	509	12/17/2021	$80,115,705	$76,579,050	$(3,536,655)
During the period ended September 30, 2021, average notional value related to futures contracts was $34,260,837.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$42,941,594,818	$—	$—	$42,941,594,818
Short-Term Investments	77,913,810	—	—	77,913,810
TOTAL INVESTMENTS	$43,019,508,628	$—	$—	$43,019,508,628
LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts(a)	(3,536,655)	—	—	(3,536,655)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (3,536,655)	$—	$—	$ (3,536,655)
(a)	Futures Contracts are valued at unrealized appreciation (depreciation).
Affiliate Table
	Number of Shares Held at 9/30/20	Value at 9/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/21	Value at 9/30/21	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	50,198,726	$50,208,766	$ 967,728,518	$ 940,117,389	$(8,800)	$715	77,796,250	$77,811,810	$38,685
State Street Navigator Securities Lending Portfolio II	—	—	1,053,836,601	1,053,734,601	—	—	102,000	102,000	39,395
Total		$50,208,766	$2,021,565,119	$1,993,851,990	$(8,800)	$715		$77,913,810	$78,080
See accompanying notes to financial statements.

THE UTILITIES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2021

Security Description	Shares	Value
COMMON STOCKS — 99.7%
ELECTRIC UTILITIES — 63.6%
Alliant Energy Corp.	3,323,068	$ 186,025,347
American Electric Power Co., Inc.	6,642,588	539,245,294
Duke Energy Corp.	10,215,782	996,958,165
Edison International	5,041,914	279,674,970
Entergy Corp. (a)	2,668,370	264,995,825
Evergy, Inc.	3,044,717	189,381,397
Eversource Energy	4,563,063	373,076,031
Exelon Corp.	12,984,226	627,657,485
FirstEnergy Corp.	7,226,067	257,392,506
NextEra Energy, Inc.	26,049,278	2,045,389,308
NRG Energy, Inc.	3,250,246	132,707,544
Pinnacle West Capital Corp. (a)	1,497,647	108,369,737
PPL Corp.	10,219,308	284,914,307
Southern Co.	14,059,645	871,276,201
Xcel Energy, Inc.	7,149,716	446,857,250
		7,603,921,367
GAS UTILITIES — 1.3%
Atmos Energy Corp. (a)	1,736,764	153,182,585
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS — 1.7%
AES Corp.	8,848,315	202,007,032
MULTI-UTILITIES — 29.7%
Ameren Corp.	3,413,029	276,455,349
CenterPoint Energy, Inc. (a)	7,872,700	193,668,420
CMS Energy Corp.	3,846,215	229,734,422
Consolidated Edison, Inc.	4,692,472	340,626,542
Dominion Energy, Inc.	10,735,485	783,905,115
DTE Energy Co.	2,572,749	287,401,791
NiSource, Inc.	5,210,618	126,253,274
Public Service Enterprise Group, Inc.	6,713,306	408,840,335
Security Description	Shares	Value
Sempra Energy	4,240,244	$ 536,390,866
WEC Energy Group, Inc.	4,188,503	369,425,965
		3,552,702,079
WATER UTILITIES — 3.4%
American Water Works Co., Inc.	2,409,967	407,380,822
TOTAL COMMON STOCKS (Cost $13,001,248,957)		11,919,193,885
SHORT-TERM INVESTMENTS — 0.2%
State Street Institutional Liquid Reserves Fund, Premier Class 0.04% (b) (c)	21,505,066	21,509,367
State Street Navigator Securities Lending Portfolio II (d) (e)	2,602,779	2,602,779
TOTAL SHORT-TERM INVESTMENTS (Cost $24,108,566)		24,112,146
TOTAL INVESTMENTS — 99.9% (Cost $13,025,357,523)		11,943,306,031
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		13,363,189
NET ASSETS — 100.0%		$ 11,956,669,220
(a)	All or a portion of the shares of the security are on loan at September 30, 2021.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at September 30, 2021.
(d)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2021 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2021.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$11,919,193,885	$—	$—	$11,919,193,885
Short-Term Investments	24,112,146	—	—	24,112,146
TOTAL INVESTMENTS	$11,943,306,031	$—	$—	$11,943,306,031
See accompanying notes to financial statements.

THE UTILITIES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2021

Affiliate Table
	Number of Shares Held at 9/30/20	Value at 9/30/20	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/21	Value at 9/30/21	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	25,585,277	$25,590,394	$ 644,706,661	$ 648,788,863	$2,248	$(1,073)	21,505,066	$21,509,367	$13,817
State Street Navigator Securities Lending Portfolio II	1,859,303	1,859,303	563,599,136	562,855,660	—	—	2,602,779	2,602,779	10,356
Total		$27,449,697	$1,208,305,797	$1,211,644,523	$2,248	$(1,073)		$24,112,146	$24,173
See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2021

	The Communication Services Select Sector SPDR Fund	The Consumer Discretionary Select Sector SPDR Fund	The Consumer Staples Select Sector SPDR Fund
ASSETS
Investments in unaffiliated issuers, at value*	$15,171,752,126	$19,628,004,975	$11,709,135,016
Investments in affiliated issuers, at value	80,184,375	93,910,407	18,418,203
Total Investments	15,251,936,501	19,721,915,382	11,727,553,219
Net cash at broker	—	—	—
Cash	—	—	—
Receivable from broker — accumulated variation margin on futures contracts	—	—	—
Receivable for investments sold	—	—	—
Receivable for income related to Select Sector SPDR shares in-kind transactions	15,785	2,522	—
Dividends receivable — unaffiliated issuers	3,673,714	3,897,068	35,815,676
Dividends receivable — affiliated issuers	234	463	571
Securities lending income receivable — unaffiliated issuers	12,395	14,553	5,702
Securities lending income receivable — affiliated issuers	4,733	8,584	1,191
Prepaid expenses and other assets	24,551	33,077	14,044
TOTAL ASSETS	15,255,667,913	19,725,871,649	11,763,390,403
LIABILITIES
Net cash at broker	—	—	—
Payable upon return of securities loaned	76,583,434	88,081,524	3,227,202
Payable for investments purchased	—	—	—
Payable for income related to Select Sector SPDR shares in-kind transactions	—	—	19,111
Payable to broker – accumulated variation margin on open futures contracts	—	—	—
Advisory and Administration fees payable	395,072	503,701	323,587
Custodian fees payable	34,229	78,058	59,337
Distribution fees payable	381,434	464,381	337,995
Unitary fees payable	137,842	144,698	103,345
License fee payable	1,436,639	1,859,592	1,205,692
Registration and filing fees payable	139,637	204,411	132,034
Professional fees payable	45,234	54,948	48,674
Printing and postage fees payable	250,303	441,128	162,053
Accrued expenses and other liabilities	207,199	302,628	195,178
TOTAL LIABILITIES	79,611,023	92,135,069	5,814,208
NET ASSETS	$15,176,056,890	$19,633,736,580	$11,757,576,195
NET ASSETS CONSIST OF:
Paid-in Capital	$13,352,277,775	$19,066,050,678	$13,618,068,919
Total distributable earnings (loss)	1,823,779,115	567,685,902	(1,860,492,724)
NET ASSETS	$15,176,056,890	$19,633,736,580	$11,757,576,195
NET ASSET VALUE PER SHARE
Net asset value per share	$ 80.15	$ 179.54	$ 68.83
Shares outstanding (unlimited amount authorized, $0.01 par value)	189,350,000	109,353,252	170,821,809
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$13,100,701,904	$17,579,825,818	$12,560,041,901
Investments in affiliated issuers	80,184,375	93,910,407	18,418,203
Total cost of investments	$13,180,886,279	$17,673,736,225	$12,578,460,104
* Includes investments in securities on loan, at value	$ 190,261,873	$ 211,420,542	$ 52,716,515
See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund	The Financial Select Sector SPDR Fund	The Health Care Select Sector SPDR Fund	The Industrial Select Sector SPDR Fund	The Materials Select Sector SPDR Fund	The Real Estate Select Sector SPDR Fund	The Technology Select Sector SPDR Fund

$25,053,011,863	$40,046,644,615	$30,306,891,898	$17,305,010,579	$ 7,485,763,768	$4,273,391,897	$42,941,594,818
229,728,896	346,920,618	28,346,803	66,350,953	8,681,750	16,246,833	77,913,810
25,282,740,759	40,393,565,233	30,335,238,701	17,371,361,532	7,494,445,518	4,289,638,730	43,019,508,628
—	—	—	4,548,000	—	1,001,681	7,662,991
1,855,348	4,444,445	458,575	855,604	335,497	2,117,272	800,910
2,575,000	—	—	—	—	—	—
246,941,985	—	—	—	—	—	—
37,832	49,587	—	44,933	266	5,651	8,259
8,022,402	24,580,949	29,821,924	7,872,992	8,827,928	8,312,574	7,209,402
2,939	2,045,457	1,159	1,731	435	80	2,455
3,151	2,871	8,536	233	101	904	28,492
11,408	441	66	5,898	—	2,085	199
44,729	69,114	46,671	33,689	16,499	4,748	71,357
25,542,235,553	40,424,758,097	30,365,575,632	17,384,724,612	7,503,626,244	4,301,083,725	43,035,292,693

965,000	—	—	—	—	—	—
204,202,820	3,282,379	27,800	11,459,054	—	11,462,368	102,000
247,933,000	—	—	—	—	6,142,832	—
—	—	122,425	—	—	—	—
—	—	—	2,298,000	—	526,638	3,535,001
575,068	1,039,615	832,945	452,961	200,478	112,869	1,142,101
85,440	154,737	116,426	66,107	8,415	5,239	132,349
613,338	1,233,697	758,582	431,805	235,181	166,511	1,100,803
213,848	446,384	327,877	171,100	70,361	30,152	463,422
2,292,969	3,851,106	3,051,236	1,818,201	823,264	392,917	4,245,496
206,315	364,456	290,221	191,231	76,571	24,983	425,964
45,093	54,468	60,790	48,727	37,873	35,405	75,493
457,606	1,099,752	700,740	322,743	154,454	3,223	922,532
306,537	541,096	430,726	282,713	113,766	39,342	631,333
457,897,034	12,067,690	6,719,768	17,542,642	1,720,363	18,942,479	12,776,494
$25,084,338,519	$40,412,690,407	$30,358,855,864	$17,367,181,970	$ 7,501,905,881	$4,282,141,246	$43,022,516,199

$33,625,149,828	$39,032,815,684	$29,783,901,481	$19,048,734,882	$ 8,748,893,909	$4,423,566,040	$32,827,957,871
(8,540,811,309)	1,379,874,723	574,954,383	(1,681,552,912)	(1,246,988,028)	(141,424,794)	10,194,558,328
$25,084,338,519	$40,412,690,407	$30,358,855,864	$17,367,181,970	$ 7,501,905,881	$4,282,141,246	$43,022,516,199

$ 52.12	$ 37.53	$ 127.26	$ 97.77	$ 79.11	$ 44.47	$ 149.35
481,324,200	1,076,745,427	238,565,324	177,626,000	94,823,725	96,300,000	288,055,897

$26,474,323,711	$37,744,246,075	$28,782,942,421	$18,361,669,731	$ 7,830,197,515	$4,309,407,432	$31,734,860,684
229,728,896	374,282,619	28,343,918	66,350,953	8,681,750	16,246,833	77,896,485
$26,704,052,607	$38,118,528,694	$28,811,286,339	$18,428,020,684	$ 7,838,879,265	$4,325,654,265	$31,812,757,169
$ 222,029,620	$ 25,048,543	$ 113,508,432	$ 16,724,679	$ —	$ 20,481,591	$ 263,146,058

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF ASSETS AND LIABILITIES  (continued)
September 30, 2021

The Utilities Select Sector SPDR Fund
ASSETS
Investments in unaffiliated issuers, at value*	$11,919,193,885
Investments in affiliated issuers, at value	24,112,146
Total Investments	11,943,306,031
Dividends receivable — unaffiliated issuers	18,613,328
Dividends receivable — affiliated issuers	1,025
Securities lending income receivable — unaffiliated issuers	148
Securities lending income receivable — affiliated issuers	1,759
Prepaid expenses and other assets	16,513
TOTAL ASSETS	11,961,938,804
LIABILITIES
Payable upon return of securities loaned	2,602,779
Payable for income related to Select Sector SPDR shares in-kind transactions	18,851
Advisory and Administration fees payable	334,075
Custodian fees payable	52,603
Distribution fees payable	341,269
Unitary fees payable	109,240
License fee payable	1,252,105
Registration and filing fees payable	130,416
Professional fees payable	47,029
Printing and postage fees payable	188,297
Accrued expenses and other liabilities	192,920
TOTAL LIABILITIES	5,269,584
NET ASSETS	$11,956,669,220
NET ASSETS CONSIST OF:
Paid-in Capital	$13,846,760,112
Total distributable earnings (loss)	(1,890,090,892)
NET ASSETS	$11,956,669,220
NET ASSET VALUE PER SHARE
Net asset value per share	$ 63.88
Shares outstanding (unlimited amount authorized, $0.01 par value)	187,174,160
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$13,001,248,957
Investments in affiliated issuers	24,108,566
Total cost of investments	$13,025,357,523
* Includes investments in securities on loan, at value	$ 4,246,909
See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2021

	The Communication Services Select Sector SPDR Fund	The Consumer Discretionary Select Sector SPDR Fund	The Consumer Staples Select Sector SPDR Fund
INVESTMENT INCOME
Dividend income — unaffiliated issuers	110,083,704	$ 144,193,487	$ 345,574,419
Dividend income — affiliated issuers	6,281	7,149	12,452
Unaffiliated securities lending income	221,544	220,874	63,068
Affiliated securities lending income	87,542	108,910	51,013
Foreign taxes withheld	—	—	—
TOTAL INVESTMENT INCOME (LOSS)	110,399,071	144,530,420	345,700,952
EXPENSES
Advisory and Administration fees	4,078,380	5,961,510	3,852,682
Distribution fees	3,538,603	5,166,578	3,331,408
License fees	4,766,256	6,967,078	4,504,188
Custodian fees	78,057	113,971	73,490
Unitary fees	1,104,144	1,618,004	1,051,488
Trustees’ fees and expenses	135,397	198,498	137,091
Registration and filing fees	139,637	204,411	132,034
Professional fees	63,600	82,096	62,018
Printing and postage fees	719,362	935,018	604,500
Insurance expense	19,736	36,504	37,510
Miscellaneous expenses	260,493	365,409	257,327
TOTAL EXPENSES	14,903,665	21,649,077	14,043,736
NET INVESTMENT INCOME (LOSS)	$ 95,495,406	$ 122,881,343	$ 331,657,216
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(84,704,056)	(357,317,584)	(62,872,274)
Investments — affiliated issuers	1,731	1,353	3,436
In-kind redemptions — unaffiliated issuers	2,405,017,920	3,084,946,725	1,213,593,069
In-kind redemptions — affiliated issuers	—	—	—
Futures contracts	—	—	—
Net realized gain (loss)	2,320,315,595	2,727,630,494	1,150,724,231
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	1,196,719,932	894,744,506	(380,759,513)
Investments — affiliated issuers	214	—	360
Futures contracts	—	—	—
Net change in unrealized appreciation/depreciation	1,196,720,146	894,744,506	(380,759,153)
NET REALIZED AND UNREALIZED GAIN (LOSS)	3,517,035,741	3,622,375,000	769,965,078
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$3,612,531,147	$3,745,256,343	$1,101,622,294
See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund	The Financial Select Sector SPDR Fund	The Health Care Select Sector SPDR Fund	The Industrial Select Sector SPDR Fund	The Materials Select Sector SPDR Fund	The Real Estate Select Sector SPDR Fund	The Technology Select Sector SPDR Fund

$ 895,141,979	$ 641,704,557	$ 447,642,333	$ 256,642,758	$ 134,893,247	$ 62,786,714	$ 367,361,467
30,016	7,064,360	23,923	15,421	5,723	986	38,685
15,882	34,445	17,968	7,706	2,648	20,584	386,556
171,605	34,119	33,613	102,903	3,651,775	9,213	39,395
—	—	—	—	—	—	(198,107)
895,359,482	648,837,481	447,717,837	256,768,788	138,553,393	62,817,497	367,627,996

6,014,735	10,617,796	8,480,719	5,560,310	2,225,224	909,394	12,433,163
5,237,620	9,242,577	7,355,701	4,825,690	1,935,958	791,113	10,779,522
7,026,090	12,403,492	9,911,306	6,497,562	2,599,554	1,062,537	14,530,288
115,529	203,874	162,257	106,453	42,706	17,449	237,786
1,613,844	2,851,842	2,298,535	1,503,835	598,477	244,871	3,372,222
192,653	334,568	283,618	177,704	69,943	30,483	417,328
206,315	364,456	290,221	191,230	76,571	30,983	425,964
68,962	95,528	99,287	71,844	43,538	33,489	137,386
828,045	1,617,334	1,463,880	738,380	308,577	145,267	2,085,663
27,070	57,787	56,433	26,666	10,271	10,626	71,164
358,138	625,332	514,578	335,938	140,697	59,445	738,647
21,689,001	38,414,586	30,916,535	20,035,612	8,051,516	3,335,657	45,229,133
$ 873,670,481	$ 610,422,895	$ 416,801,302	$ 236,733,176	$ 130,501,877	$ 59,481,840	$ 322,398,863

(1,761,196,267)	(116,004,674)	(242,897,511)	(49,799,446)	(56,689,862)	(13,627,439)	(41,033,455)
174	(2,433,611)	64	463	(217)	(144)	(8,800)
2,752,426,494	5,681,770,875	3,643,093,878	3,008,206,721	1,092,407,124	135,941,338	6,329,196,631
—	16,772,425	—	—	—	—	—
38,121,343	—	—	(1,856,222)	—	43,174	14,375,788
1,029,351,744	5,580,105,015	3,400,196,431	2,956,551,516	1,035,717,045	122,356,929	6,302,530,164

7,077,806,491	6,427,668,662	1,264,545,157	736,869,443	(34,117,820)	469,767,090	3,135,801,610
—	50,573,042	775	—	105	133	715
3,717,838	—	—	(2,299,398)	—	(527,045)	(3,536,655)
7,081,524,329	6,478,241,704	1,264,545,932	734,570,045	(34,117,715)	469,240,178	3,132,265,670
8,110,876,073	12,058,346,719	4,664,742,363	3,691,121,561	1,001,599,330	591,597,107	9,434,795,834
$ 8,984,546,554	$12,668,769,614	$5,081,543,665	$3,927,854,737	$1,132,101,207	$651,078,947	$9,757,194,697

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF OPERATIONS  (continued)
For the Year Ended September 30, 2021

The Utilities Select Sector SPDR Fund
INVESTMENT INCOME
Dividend income — unaffiliated issuers	$ 363,562,227
Dividend income — affiliated issuers	13,817
Unaffiliated securities lending income	1,248
Affiliated securities lending income	10,356
TOTAL INVESTMENT INCOME (LOSS)	363,587,648
EXPENSES
Advisory and Administration fees	3,803,234
Distribution fees	3,293,141
License fees	4,445,448
Custodian fees	72,645
Unitary fees	1,034,699
Trustees’ fees and expenses	132,124
Registration and filing fees	130,415
Professional fees	60,775
Printing and postage fees	639,191
Insurance expense	30,755
Miscellaneous expenses	248,989
TOTAL EXPENSES	13,891,416
NET INVESTMENT INCOME (LOSS)	$ 349,696,232
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(45,628,320)
Investments — affiliated issuers	2,248
In-kind redemptions — unaffiliated issuers	668,785,742
Net realized gain (loss)	623,159,670
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	233,960,365
Investments — affiliated issuers	(1,073)
Net change in unrealized appreciation/depreciation	233,959,292
NET REALIZED AND UNREALIZED GAIN (LOSS)	857,118,962
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,206,815,194
See accompanying notes to financial statements.

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THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	The Communication Services Select Sector SPDR Fund		The Consumer Discretionary Select Sector SPDR Fund
	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/21	Year Ended 9/30/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 95,495,406	$ 69,186,583	$ 122,881,343	$ 161,676,453
Net realized gain (loss)	2,320,315,595	717,189,275	2,727,630,494	757,582,594
Net change in unrealized appreciation/depreciation	1,196,720,146	964,703,479	894,744,506	1,663,264,499
Net increase (decrease) in net assets resulting from operations	3,612,531,147	1,751,079,337	3,745,256,343	2,582,523,546
Net equalization credits and charges	(625,116)	2,834,080	723,053	(6,521,070)
Distributions to shareholders	(93,350,467)	(72,105,963)	(123,348,978)	(155,312,249)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	11,124,381,986	10,451,405,887	16,887,124,159	16,111,752,808
Cost of shares redeemed	(9,573,576,943)	(8,063,711,038)	(16,684,493,391)	(16,658,079,870)
Net income equalization	625,116	(2,834,080)	(723,053)	6,521,070
Net increase (decrease) in net assets from beneficial interest transactions	1,551,430,159	2,384,860,769	201,907,715	(539,805,992)
Contribution from Affiliate (Note 4)	—	—	—	—
Net increase (decrease) in net assets during the period	5,069,985,723	4,066,668,223	3,824,538,133	1,880,884,235
Net assets at beginning of period	10,106,071,167	6,039,402,944	15,809,198,447	13,928,314,212
NET ASSETS AT END OF PERIOD	$15,176,056,890	$10,106,071,167	$ 19,633,736,580	$ 15,809,198,447
SHARES OF BENEFICIAL INTEREST:
Shares sold	150,900,000	201,650,000	102,250,000	130,700,000
Shares redeemed	(131,700,000)	(153,500,000)	(100,450,000)	(138,550,000)
Net increase (decrease) from share transactions	19,200,000	48,150,000	1,800,000	(7,850,000)
See accompanying notes to financial statements.

The Consumer Staples Select Sector SPDR Fund		The Energy Select Sector SPDR Fund		The Financial Select Sector SPDR Fund
Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/21	Year Ended 9/30/20

$ 331,657,216	$ 375,187,626	$ 873,670,481	$ 498,136,355	$ 610,422,895	$ 464,998,291
1,150,724,231	637,575,436	1,029,351,744	(1,592,512,344)	5,580,105,015	591,128,390
(380,759,153)	(181,064,775)	7,081,524,329	(4,051,184,666)	6,478,241,704	(3,396,695,068)
1,101,622,294	831,698,287	8,984,546,554	(5,145,560,655)	12,668,769,614	(2,340,568,387)
(2,100,389)	599,062	36,005,143	18,653,293	15,669,602	(17,036,791)
(330,192,564)	(376,426,376)	(933,129,989)	(848,003,506)	(620,652,967)	(449,908,823)

19,938,578,383	21,200,972,371	28,094,738,429	24,717,703,962	58,491,980,218	42,864,120,283
(22,639,671,840)	(21,984,008,431)	(19,492,605,558)	(20,308,422,135)	(46,773,810,008)	(45,979,443,295)
2,100,389	(599,062)	(36,005,143)	(18,653,293)	(15,669,602)	17,036,791
(2,698,993,068)	(783,635,122)	8,566,127,728	4,390,628,534	11,702,500,608	(3,098,286,221)
—	—	—	290,417	—	—
(1,929,663,727)	(327,764,149)	16,653,549,436	(1,583,991,917)	23,766,286,857	(5,905,800,222)
13,687,239,922	14,015,004,071	8,430,789,083	10,014,781,000	16,646,403,550	22,552,203,772
$ 11,757,576,195	$ 13,687,239,922	$ 25,084,338,519	$ 8,430,789,083	$ 40,412,690,407	$ 16,646,403,550

290,000,000	352,200,000	624,550,000	579,650,000	1,797,500,000	1,728,300,000
(332,600,000)	(367,000,000)	(424,500,000)	(467,600,000)	(1,412,600,000)	(1,841,400,000)
(42,600,000)	(14,800,000)	200,050,000	112,050,000	384,900,000	(113,100,000)

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS  (continued)

	The Health Care Select Sector SPDR Fund		The Industrial Select Sector SPDR Fund
	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/21	Year Ended 9/30/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 416,801,302	$ 357,877,321	$ 236,733,176	$ 186,430,409
Net realized gain (loss)	3,400,196,431	1,034,771,973	2,956,551,516	1,328,973
Net change in unrealized appreciation/depreciation	1,264,545,932	2,336,207,421	734,570,045	(581,255,965)
Net increase (decrease) in net assets resulting from operations	5,081,543,665	3,728,856,715	3,927,854,737	(393,496,583)
Net equalization credits and charges	1,274,032	(909,586)	1,546,005	3,346,480
Distributions to shareholders	(409,925,315)	(487,102,987)	(241,943,347)	(191,739,565)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	29,361,014,407	29,337,983,811	23,703,127,522	25,886,255,463
Cost of shares redeemed	(27,547,231,773)	(25,524,999,637)	(22,201,590,532)	(22,923,654,167)
Net income equalization	(1,274,032)	909,586	(1,546,005)	(3,346,480)
Net increase (decrease) in net assets from beneficial interest transactions	1,812,508,602	3,813,893,760	1,499,990,985	2,959,254,816
Net increase (decrease) in net assets during the period	6,485,400,984	7,054,737,902	5,187,448,380	2,377,365,148
Net assets at beginning of period	23,873,454,880	16,818,716,978	12,179,733,590	9,802,368,442
NET ASSETS AT END OF PERIOD	$ 30,358,855,864	$ 23,873,454,880	$ 17,367,181,970	$ 12,179,733,590
SHARES OF BENEFICIAL INTEREST:
Shares sold	242,250,000	302,800,000	252,800,000	350,900,000
Shares redeemed	(229,850,000)	(263,250,000)	(233,400,000)	(318,900,000)
Net increase (decrease) from share transactions	12,400,000	39,550,000	19,400,000	32,000,000
See accompanying notes to financial statements.

The Materials Select Sector SPDR Fund		The Real Estate Select Sector SPDR Fund		The Technology Select Sector SPDR Fund
Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/21	Year Ended 9/30/20

$ 130,501,877	$ 79,924,274	$ 59,481,840	$ 86,008,359	$ 322,398,863	$ 350,216,475
1,035,717,045	50,522,012	122,356,929	206,627,209	6,302,530,164	3,843,257,015
(34,117,715)	116,622,938	469,240,178	(686,958,802)	3,132,265,670	6,857,150,692
1,132,101,207	247,069,224	651,078,947	(394,323,234)	9,757,194,697	11,050,624,182
(94,204)	(2,100,389)	3,560,493	(4,471,637)	(4,599,983)	(126,855)
(127,713,864)	(77,875,887)	(97,886,559)	(103,475,755)	(316,074,902)	(349,008,693)

12,989,379,344	10,533,682,087	4,788,360,980	5,550,212,717	23,233,034,545	27,236,583,586
(10,408,905,093)	(10,987,304,463)	(3,323,817,883)	(6,672,281,409)	(23,746,663,758)	(26,260,333,352)
94,204	2,100,389	(3,560,493)	4,471,637	4,599,983	126,855
2,580,568,455	(451,521,987)	1,460,982,604	(1,117,597,055)	(509,029,230)	976,377,089
3,584,861,594	(284,429,039)	2,017,735,485	(1,619,867,681)	8,927,490,582	11,677,865,723
3,917,044,287	4,201,473,326	2,264,405,761	3,884,273,442	34,095,025,617	22,417,159,894
$ 7,501,905,881	$ 3,917,044,287	$ 4,282,141,246	$ 2,264,405,761	$ 43,022,516,199	$ 34,095,025,617

168,250,000	188,900,000	115,000,000	156,650,000	172,150,000	293,700,000
(135,000,000)	(199,550,000)	(82,850,000)	(191,200,000)	(176,100,000)	(280,150,000)
33,250,000	(10,650,000)	32,150,000	(34,550,000)	(3,950,000)	13,550,000

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS  (continued)

	The Utilities Select Sector SPDR Fund
	Year Ended 9/30/21	Year Ended 9/30/20
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 349,696,232	$ 374,173,499
Net realized gain (loss)	623,159,670	678,296,447
Net change in unrealized appreciation/depreciation	233,959,292	(1,937,377,637)
Net increase (decrease) in net assets resulting from operations	1,206,815,194	(884,907,691)
Net equalization credits and charges	(1,339,318)	(4,563,546)
Distributions to shareholders	(374,646,864)	(364,880,036)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	18,829,817,079	32,590,744,688
Cost of shares redeemed	(19,111,067,494)	(31,231,688,764)
Net income equalization	1,339,318	4,563,546
Net increase (decrease) in net assets from beneficial interest transactions	(279,911,097)	1,363,619,470
Net increase (decrease) in net assets during the period	550,917,915	109,268,197
Net assets at beginning of period	11,405,751,305	11,296,483,108
NET ASSETS AT END OF PERIOD	$ 11,956,669,220	$ 11,405,751,305
SHARES OF BENEFICIAL INTEREST:
Shares sold	293,450,000	533,900,000
Shares redeemed	(298,300,000)	(516,400,000)
Net increase (decrease) from share transactions	(4,850,000)	17,500,000
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	The Communication Services Select Sector SPDR Fund
	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	For the Period 06/19/18* - 9/30/18(a)
Net asset value, beginning of period	$ 59.40	$ 49.50	$ 48.98	$ 50.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.54	0.47	0.44	0.09
Net realized and unrealized gain (loss) (c)	20.73	9.88	0.51	(1.17)
Total from investment operations	21.27	10.35	0.95	(1.08)
Net equalization credits and charges (b)	(0.00)(d)	0.02	0.02	0.19
Distributions to shareholders from:
Net investment income	(0.52)	(0.47)	(0.45)	(0.05)
Return of Capital	—	—	—	(0.08)
Total distributions	(0.52)	(0.47)	(0.45)	(0.13)
Net asset value, end of period	$ 80.15	$ 59.40	$ 49.50	$ 48.98
Total return (e)	35.88%	21.05%	2.07%	(1.78)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$15,176,057	$10,106,071	$6,039,403	$2,035,011
Ratios to average net assets:
Total expenses	0.11%	0.13%	0.13%	0.15%(f)
Net expenses	0.11%	0.13%	0.13%	0.13%(f)
Net investment income (loss)	0.73%	0.86%	0.93%	0.62%(f)
Portfolio turnover rate (g)	15%	15%	16%	7%(h)
*	Commencement of operations.
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	The ratios for periods less than one year are annualized.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
(h)	Periods less than one year are not annualized.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Consumer Discretionary Select Sector SPDR Fund
	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)	Year Ended 9/30/17(a)
Net asset value, beginning of period	$ 146.99	$ 120.69	$ 117.19	$ 90.09	$ 80.03
Income (loss) from investment operations:
Net investment income (loss) (b)	1.09	1.46	1.58	1.49	1.32
Net realized and unrealized gain (loss) (c)	32.54	26.34	3.51	26.81	10.07
Total from investment operations	33.63	27.80	5.09	28.30	11.39
Net equalization credits and charges (b)	0.01	(0.06)	(0.02)	0.09	0.02
Distributions to shareholders from:
Net investment income	(1.09)	(1.44)	(1.57)	(1.29)	(1.35)
Net asset value, end of period	$ 179.54	$ 146.99	$ 120.69	$ 117.19	$ 90.09
Total return (d)	22.93%	23.25%	4.45%	31.63%	14.34%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$19,633,737	$15,809,198	$13,928,314	$16,218,942	$11,518,585
Ratios to average net assets:
Total expenses	0.11%	0.13%	0.13%	0.13%	0.14%
Net investment income (loss)	0.65%	1.17%	1.40%	1.43%	1.54%
Portfolio turnover rate (e)	23%	11%	6%	23%	6%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Consumer Staples Select Sector SPDR Fund
	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)	Year Ended 9/30/17(a)
Net asset value, beginning of period	$ 64.13	$ 61.41	$ 53.92	$ 53.99	$ 53.21
Income (loss) from investment operations:
Net investment income (loss) (b)	1.85	1.66	1.60	1.52	1.48
Net realized and unrealized gain (loss) (c)	4.67	2.70	7.41	(0.17)	0.72
Total from investment operations	6.52	4.36	9.01	1.35	2.20
Net equalization credits and charges (b)	(0.01)	0.00(d)	0.05	0.08	0.04
Distributions to shareholders from:
Net investment income	(1.81)	(1.64)	(1.57)	(1.50)	(1.46)
Net asset value, end of period	$ 68.83	$ 64.13	$ 61.41	$ 53.92	$ 53.99
Total return (e)	10.19%	7.32%	17.14%	2.70%	4.21%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$11,757,576	$13,687,240	$14,015,004	$9,256,716	$8,808,903
Ratios to average net assets:
Total expenses	0.11%	0.13%	0.13%	0.13%	0.14%
Net investment income (loss)	2.71%	2.73%	2.84%	2.84%	2.73%
Portfolio turnover rate (f)	4%	5%	10%	12%	12%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Energy Select Sector SPDR Fund
	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)	Year Ended 9/30/17(a)
Net asset value, beginning of period	$ 29.97	$ 59.18	$ 75.75	$ 68.46	$ 70.62
Income (loss) from investment operations:
Net investment income (loss) (b)	2.11	2.19	4.01	1.95	2.16(c)
Net realized and unrealized gain (loss) (d)	22.11	(27.49)	(18.36)	7.32	(2.18)
Total from investment operations	24.22	(25.30)	(14.35)	9.27	(0.02)
Net equalization credits and charges (b)	0.09	0.08	(0.04)	(0.02)	0.00(e)
Voluntary Contribution from Affiliate	—	0.00(e)(f)	—	—	—
Distributions to shareholders from:
Net investment income	(2.16)	(3.99)	(2.18)	(1.96)	(2.14)
Net asset value, end of period	$ 52.12	$ 29.97	$ 59.18	$ 75.75	$ 68.46
Total return (g)	81.93%	(44.68)%(h)	(19.08)%	13.64%	(0.01)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$25,084,339	$8,430,789	$10,014,781	$18,435,159	$16,617,835
Ratios to average net assets:
Total expenses	0.11%	0.13%	0.13%	0.13%	0.14%
Net investment income (loss)	4.54%	5.08%	6.25%	2.71%	3.12%
Portfolio turnover rate (i)	14%	13%	10%	8%	23%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Net investment income per share and ratio of net investment income to average net assets reflect receipt of special dividend from portfolio holding. The resulting increase to net investment income amounted to $0.44 per share and 0.64% of average net assets. If the special dividends were not received during the year ended September 30, 2017, the total return would have been (0.63)%.
(d)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(e)	Amount is less than $0.005 per share.
(f)	Contribution paid by an Affiliate in the amount of $290,417.
(g)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(h)	The contribution from an Affiliate had no impact on total return.
(i)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Financial Select Sector SPDR Fund
	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)	Year Ended 9/30/17(a)
Net asset value, beginning of period	$ 24.06	$ 28.02	$ 27.58	$ 25.84	$ 19.31
Income (loss) from investment operations:
Net investment income (loss) (b)	0.61	0.60	0.57	0.48	0.39
Net realized and unrealized gain (loss) (c)	13.44	(3.94)	0.46	1.73	6.50
Total from investment operations	14.05	(3.34)	1.03	2.21	6.89
Net equalization credits and charges (b)	0.02	(0.02)	(0.03)	0.01	0.03
Distributions to shareholders from:
Net investment income	(0.60)	(0.60)	(0.56)	(0.48)	(0.39)
Net asset value, end of period	$ 37.53	$ 24.06	$ 28.02	$ 27.58	$ 25.84
Total return (d)	58.79%	(11.98)%	3.81%	8.58%	36.01%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$40,412,690	$16,646,404	$22,552,204	$31,053,806	$27,418,852
Ratios to average net assets:
Total expenses	0.11%	0.13%	0.13%	0.13%	0.14%
Net investment income (loss)	1.80%	2.30%	2.13%	1.72%	1.65%
Portfolio turnover rate (f)	3%	4%	4%	3%	3%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Includes a non-recurring litigation payment received by the Fund from State Street Corp., an affiliate, which amounted to less than $0.005 per share outstanding as of March 20, 2017. This payment resulted in an increase to total return of less than 0.005% for the period ended September 30, 2017.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Health Care Select Sector SPDR Fund
	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)	Year Ended 9/30/17(a)
Net asset value, beginning of period	$ 105.56	$ 90.13	$ 95.11	$ 81.76	$ 72.09
Income (loss) from investment operations:
Net investment income (loss) (b)	1.85	1.66	2.29	1.31	1.20
Net realized and unrealized gain (loss) (c)	21.65	16.08	(5.75)	13.34	9.64
Total from investment operations	23.50	17.74	(3.46)	14.65	10.84
Net equalization credits and charges (b)	0.01	(0.00)(d)	(0.02)	0.01	0.02
Distributions to shareholders from:
Net investment income	(1.81)	(2.31)	(1.50)	(1.31)	(1.19)
Net asset value, end of period	$ 127.26	$ 105.56	$ 90.13	$ 95.11	$ 81.76
Total return (e)	22.37%	19.90%	(3.65)%	18.10%	15.21%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$30,358,856	$23,873,455	$16,818,717	$19,632,378	$17,711,627
Ratios to average net assets:
Total expenses	0.11%	0.13%	0.13%	0.13%	0.14%
Net investment income (loss)	1.54%	1.67%	2.53%	1.54%	1.60%
Portfolio turnover rate (f)	4%	3%	2%	5%	4%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Industrial Select Sector SPDR Fund
	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)	Year Ended 9/30/17(a)
Net asset value, beginning of period	$ 76.98	$ 77.66	$ 78.37	$ 70.99	$ 58.39
Income (loss) from investment operations:
Net investment income (loss) (b)	1.27	1.39	1.52	1.30	1.35
Net realized and unrealized gain (loss) (c)	20.81	(0.68)	(0.63)	7.49	12.58
Total from investment operations	22.08	0.71	0.89	8.79	13.93
Net equalization credits and charges (b)	0.01	0.02	(0.03)	(0.02)	(0.01)
Voluntary contribution from Affiliate	—	—	0.00(d)(e)	—	—
Distributions to shareholders from:
Net investment income	(1.30)	(1.41)	(1.57)	(1.39)	(1.32)
Net asset value, end of period	$ 97.77	$ 76.98	$ 77.66	$ 78.37	$ 70.99
Total return (f)	28.74%	1.12%	1.25%(g)	12.43%	24.03%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$17,367,182	$12,179,734	$9,802,368	$12,925,332	$11,055,679
Ratios to average net assets:
Total expenses	0.11%	0.13%	0.13%	0.13%	0.14%
Net investment income (loss)	1.33%	1.87%	2.07%	1.74%	2.07%
Portfolio turnover rate (h)	2%	3%	3%	6%	5%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Contribution paid by an Affiliate in the amount of $60,421.
(f)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(g)	The contribution from an Affiliate had no impact on total return.
(h)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Materials Select Sector SPDR Fund
	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)	Year Ended 9/30/17(a)
Net asset value, beginning of period	$ 63.62	$ 58.17	$ 57.92	$ 56.80	$ 47.75
Income (loss) from investment operations:
Net investment income (loss) (b)	1.45	1.23	1.20	1.09	1.01
Net realized and unrealized gain (loss) (c)	15.43	5.47	0.28	1.09	9.06
Total from investment operations	16.88	6.70	1.48	2.18	10.07
Net equalization credits and charges (b)	(0.00)(d)	(0.03)	(0.03)	0.02	0.03
Distributions to shareholders from:
Net investment income	(1.39)	(1.22)	(1.20)	(1.08)	(1.05)
Net asset value, end of period	$ 79.11	$ 63.62	$ 58.17	$ 57.92	$ 56.80
Total return (e)	26.60%	11.76%	2.64%	3.84%	21.33%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$7,501,906	$3,917,044	$4,201,473	$4,547,766	$4,051,402
Ratios to average net assets:
Total expenses	0.11%	0.13%	0.13%	0.13%	0.14%
Net investment income (loss)	1.83%	2.15%	2.18%	1.84%	1.95%
Portfolio turnover rate (f)	5%	4%	20%	17%	10%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Real Estate Select Sector SPDR Fund
	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)	Year Ended 9/30/17(a)
Net asset value, beginning of period	$ 35.30	$ 39.35	$ 32.62	$ 32.26	$ 32.74
Income (loss) from investment operations:
Net investment income (loss) (b)	0.85	0.88	0.95	0.95	0.75
Net realized and unrealized gain (loss) (c)	9.66	(3.78)	6.91	0.58	0.11
Total from investment operations	10.51	(2.90)	7.86	1.53	0.86
Net equalization credits and charges (b)	0.05	(0.05)	0.01	0.00(d)	(0.08)
Distributions to shareholders from:
Net investment income	(1.39)	(1.10)	(1.14)	(1.17)	(1.26)
Net asset value, end of period	$ 44.47	$ 35.30	$ 39.35	$ 32.62	$ 32.26
Total return (e)	30.42%	(7.46)%	24.64%	4.87%	2.52%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$4,282,141	$2,264,406	$3,884,273	$2,732,078	$2,354,818
Ratios to average net assets:
Total expenses	0.11%	0.13%	0.13%	0.13%	0.14%
Net expenses	0.11%	0.13%	0.13%	0.13%	0.14%
Net investment income (loss)	2.05%	2.42%	2.69%	2.94%	2.38%
Portfolio turnover rate (f)	4%	5%	3%	7%	16%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Technology Select Sector SPDR Fund
	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)	Year Ended 9/30/17(a)
Net asset value, beginning of period	$ 116.76	$ 80.51	$ 75.30	$ 59.13	$ 47.78
Income (loss) from investment operations:
Net investment income (loss) (b)	1.11	1.20	1.05	0.93	0.85
Net realized and unrealized gain (loss) (c)	32.60	36.24	5.18	16.17	11.35
Total from investment operations	33.71	37.44	6.23	17.10	12.20
Net equalization credits and charges (b)	(0.02)	(0.00)(d)	0.01	0.04	(0.00)(d)
Distributions to shareholders from:
Net investment income	(1.10)	(1.19)	(1.03)	(0.97)	(0.85)
Net asset value, end of period	$ 149.35	$ 116.76	$ 80.51	$ 75.30	$ 59.13
Total return (e)	28.93%	46.88%	8.44%	29.14%	25.72%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$43,022,516	$34,095,026	$22,417,160	$22,959,484	$17,832,444
Ratios to average net assets:
Total expenses	0.11%	0.13%	0.13%	0.13%	0.14%
Net investment income (loss)	0.81%	1.24%	1.44%	1.37%	1.62%
Portfolio turnover rate (f)	4%	3%	6%	19%	4%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Utilities Select Sector SPDR Fund
	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)	Year Ended 9/30/17(a)
Net asset value, beginning of period	$ 59.40	$ 64.73	$ 52.68	$ 53.05	$ 49.00
Income (loss) from investment operations:
Net investment income (loss) (b)	1.86	2.00	1.90	1.76	1.69
Net realized and unrealized gain (loss) (c)	4.61	(5.36)	12.01	(0.28)	4.07
Total from investment operations	6.47	(3.36)	13.91	1.48	5.76
Net equalization credits and charges (b)	(0.01)	(0.02)	0.01	(0.04)	(0.01)
Distributions to shareholders from:
Net investment income	(1.98)	(1.95)	(1.87)	(1.81)	(1.70)
Net asset value, end of period	$ 63.88	$ 59.40	$ 64.73	$ 52.68	$ 53.05
Total return (d)	10.95%	(5.12)%	26.85%	2.89%	11.88%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$11,956,669	$11,405,751	$11,296,483	$7,642,260	$7,775,414
Ratios to average net assets:
Total expenses	0.11%	0.13%	0.13%	0.13%	0.14%
Net investment income (loss)	2.89%	3.29%	3.30%	3.37%	3.32%
Portfolio turnover rate (e)	3%	3%	5%	5%	2%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2021

1.    Organization
The Select Sector SPDR Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of September 30, 2021, the Trust consists of eleven (11) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at $0.01 par value. The financial statements herein relate to the following series (each a “Fund”, and collectively, the “Funds”):
The Communication Services Select Sector SPDR Fund
The Consumer Discretionary Select Sector SPDR Fund
The Consumer Staples Select Sector SPDR Fund
The Energy Select Sector SPDR Fund
The Financial Select Sector SPDR Fund
The Health Care Select Sector SPDR Fund
The Industrial Select Sector SPDR Fund
The Materials Select Sector SPDR Fund
The Real Estate Select Sector SPDR Fund
The Technology Select Sector SPDR Fund
The Utilities Select Sector SPDR Fund
Each Fund is classified as a non-diversified investment company under the 1940 Act.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust has entered into an Indemnification Agreement with each trustee who is not an “interested person” (as defined in the 1940 Act) (each, an “Independent Trustee”) providing for indemnification of the Independent Trustee by the Trust consistent with the foregoing and providing procedures for seeking and obtaining indemnification advancement of expenses. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.    Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation
Each Fund's investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value each Fund’s investments by major category are as follows:
•  Equity investments (including registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
•  Investments in registered investment companies (including money market funds) or other unitized pooled investment

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2021

vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.
•  Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
Fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Funds' respective Select Sector Index, which in turn could result in a difference between the Fund's performance and the performance of the Fund's respective Select Sector Index. Various inputs are used in determining the value of the Funds' investments.
The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•  Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;
•  Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•  Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
The value of each Fund’s investments according to the fair value hierarchy as of September 30, 2021 is disclosed in each Fund’s respective Schedule of Investments.
Investment Transactions and Income Recognition
Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.
Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, or when the information becomes available, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.
Certain Funds invest in real estate investment trusts (“REITs”). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Funds' policy is to record all REIT distributions initially as dividend income and re-designate a portion to return of capital or capital gain distributions at year end based on information provided by the REIT and/or SSGA Funds Management, Inc.’s (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual information has not yet been reported.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2021

Expenses
Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.
Foreign Taxes
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM's understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of September 30, 2021, if any, are disclosed in the Funds' Statements of Assets and Liabilities.
Equalization
The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.
Distributions
Distributions from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed annually. Dividends may be declared and paid more frequently or at any other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
3.    Derivative Financial Instruments
Futures Contracts
The Fund may enter into futures contracts to meet its objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Securities deposited, if any, are designated on the Schedules of Investments and cash deposited, if any, is included in Net cash at broker on the Statements of Assets and Liabilities. Subsequent payments are made or received by Fund equal to the daily change in the contract value, accumulated, exchange rates, and or other transactional fees. The accumulation of those payments are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.
Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate with the movement of the assets underlying such contracts.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2021

For the year ended September 30, 2021, the Energy Select Sector SPDR Fund entered into futures contracts for cash equitization, to reduce tracking error and to facilitate daily liquidity.
	Asset Derivatives
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
The Energy Select Sector SPDR Fund
Futures Contracts	$—	$—	$—	$2,575,000	$—	$2,575,000
	Liability Derivatives
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
The Industrial Select Sector SPDR Fund
Futures Contracts	$—	$—	$—	$2,298,000	$—	$2,298,000
The Real Estate Select Sector SPDR Fund
Futures Contracts	—	—	—	526,638	—	526,638
The Technology Select Sector SPDR Fund
Futures Contracts	—	—	—	3,535,001	—	3,535,001
	Net Realized Gain (Loss)
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
The Energy Select Sector SPDR Fund
Futures Contracts	$—	$—	$—	$38,121,343	$—	$38,121,343
The Industrial Select Sector SPDR Fund
Futures Contracts	—	—	—	(1,856,222)	—	(1,856,222)
The Real Estate Select Sector SPDR Fund
Futures Contracts	—	—	—	43,174	—	43,174
The Technology Select Sector SPDR Fund
Futures Contracts	—	—	—	14,375,788	—	14,375,788
	Net Change in Unrealized Appreciation (Depreciation)
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
The Energy Select Sector SPDR Fund
Futures Contracts	$—	$—	$—	$ 3,717,838	$—	$ 3,717,838
The Industrial Select Sector SPDR Fund
Futures Contracts	—	—	—	(2,299,398)	—	(2,299,398)
The Real Estate Select Sector SPDR Fund
Futures Contracts	—	—	—	(527,045)	—	(527,045)
The Technology Select Sector SPDR Fund
Futures Contracts	—	—	—	(3,536,655)	—	(3,536,655)

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2021

4.    Fees and Transactions with Affiliates
Advisory and Administration Fee
The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services to the Funds, each Fund pays the Adviser a fee accrued daily and paid monthly. The advisory fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based on the relative net assets of each Fund. The advisory fee is a sliding scale fee calculated as follows: (i) 0.05% of average daily net assets of the Trust up to the first $12.5 billion of net assets; (ii) 0.04% of average daily net assets of the Trust up to the next $17.5 billion of net assets; (iii) 0.035% of average daily net assets of the Trust up to the next $20.0 billion of net assets; (iv) 0.03% of average daily net assets of the Trust up to the next $50.0 billion of net assets; (v) 0.0285% of average daily net assets of the Trust up to the next $50.0 billion of net assets; (vi) 0.0271% of average daily net assets of the Trust up to the next $50.0 billion of net assets; and (vii) 0.0256% of average daily net assets on the remainder of net assets of the Trust. From time to time, the Adviser may waive all or a portion of its fees.
The Adviser has contractually agreed to waive a portion of its advisory fee and reimburse certain expenses, until January 31, 2022, so that the annual Fund operating expenses of The Communication Services Select Sector SPDR Fund are limited to no more than 0.1345% of the Fund’s average daily net assets (exclusive of non-recurring account fees and expenses). This contractual fee waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. The Adviser may continue such waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so after January 31, 2022. The waiver and/or reimbursement may not be terminated prior to January 31, 2022 except with the approval of the Board. The Adviser did not waive advisory fees or reimburse expenses for The Communication Services Select Sector SPDR Fund during the year ended September 30, 2021.
The Trust has also entered into an Administration Agreement with SSGA FM to serve as each Fund's Administrator. For its administration services to the Funds, each Fund pays SSGA FM a fee accrued daily and paid monthly at a rate 0.0006% of its average daily net assets.
Unitary Fee
State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent to each Fund of the Trust. A “unitary” fee is paid by each Fund to State Street for custody, sub-administration and transfer agency services provided to the Funds. The unitary fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based upon the relative net assets of each Fund. Effective January 1, 2018, the unitary fee structure was amended and is calculated as follows: (i) $0 - $50 billion of net assets of the Trust, 0.015% of average daily net assets; (ii) over $50 billion - $75 billion of net assets of the Trust, 0.0125% of average daily net assets; (iii) over $75 billion - $100 billion of net assets of the Trust, 0.01% of average daily net assets; (iv) over $100 billion - $400 billion of net assets of the Trust, 0.004% of average daily net assets; and (v) over $400 billion of net assets of the Trust, 0.0025% of average daily net assets.
State Street is a wholly-owned subsidiary of State Street Corporation.
Other Transactions with Affiliates - Securities Lending
State Street, an affiliate of the Funds, acts as the securities lending agent for the Funds, pursuant to an amended and restated securities lending authorization agreement dated July 10, 2017, as amended.
Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows (after deduction of such other amounts payable to State Street under the terms of the securities lending agreement): 85% payable to the Fund, and 15% payable to State Street.
In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Portfolio II, an affiliated fund, for which SSGA FM serves as investment adviser. See Note 10 for additional information regarding securities lending.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2021

Other Transactions with Affiliates
The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the year ended September 30, 2021, are disclosed in the Funds' respective Schedules of Investments.
Contributions from Affiliate
On September 10 and 11, 2020, State Street, an affiliate of the Funds, agreed to make contributions totaling $290,417 to The Energy Select Sector SPDR Fund related to a trade processing matter.
Due to Custodian
In certain circumstances, the Funds may have cash overdrafts with the custodian due to expense payments, capital transactions, trading of securities, investment operations or derivative transactions. The Due to custodian amount, if any, reflects cash overdrawn with State Street, as custodian, who is an affiliate of the Funds.
5.    Additional Expenses
Distributor
ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the distributor of the shares of each Fund. Pursuant to a Distribution and Service Plan adopted by each Fund in accordance with Rule 12b-1 under the 1940 Act, each Fund is authorized to pay fees, including fees to the Distributor, at an annualized rate of 0.25% of the average daily net assets of the Fund. Effective February 1, 2021, the Board limited each Fund's 12b-1 fee to an annual rate of 0.03% of its average daily net assets (prior to February 1, 2021, each applicable Fund's 12b-1 fee was limited to an annual rate of 0.035% of its average daily net assets). This limitation is in effect through at least January 31, 2022. In November 2021, the Board further limited each Fund's 12b-1 fee to annual rate of 0.02% of its average daily net assets. This limitation will be effective February 1, 2022, through, at least, January 31, 2023.
License Fees
S&P Opco, LLC, a subsidiary of S&P Dow Jones Indices LLC and S&P Global (“S&P”), and NYSE Arca, Inc. (either directly or through affiliates) have entered into a license agreement with respect to each Fund's Select Sector Index. The Trust pays an annual sub-license fee to S&P equal to 0.06% of the average aggregate net assets of all series of the Trust, subject to certain breakpoints. The fees to S&P are generally paid quarterly. Each Fund will pay its proportionate share of the annual sub-license fees based on the relative net assets of each Fund. Effective January 1, 2022, each Fund will pay an annual sub-license fee to S& P based on a percentage of its total expense ratio shown on the financial highlight for the most recent fiscal year. This rate will be applied to the Fund's average daily net assets. Future years' sub-license fee rate will be based on a schedule of percentages applied to the most recent total expense ratio of a Fund shown in the, then, current annual report and applied to the average daily net assets of that Fund.
6.    Trustees’ Fees
The fees and expenses of the Trust’s trustees are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2021

7.    Investment Transactions
Purchases and sales of investments (excluding in-kind transactions and short term investments) for the year ended September 30, 2021, were as follows:
	Purchases	Sales
The Communication Services Select Sector SPDR Fund	$1,983,244,137	$1,983,469,584
The Consumer Discretionary Select Sector SPDR Fund	4,295,981,733	4,309,549,991
The Consumer Staples Select Sector SPDR Fund	538,289,813	535,791,239
The Energy Select Sector SPDR Fund	2,542,542,236	2,552,270,015
The Financial Select Sector SPDR Fund	885,639,235	939,398,201
The Health Care Select Sector SPDR Fund	1,187,251,561	1,203,382,212
The Industrial Select Sector SPDR Fund	438,243,641	416,345,833
The Materials Select Sector SPDR Fund	371,176,955	378,857,372
The Real Estate Select Sector SPDR Fund	143,737,325	128,426,718
The Technology Select Sector SPDR Fund	1,804,913,683	1,575,016,079
The Utilities Select Sector SPDR Fund	382,180,308	369,492,883
For the year ended September 30, 2021, the following Funds had in-kind contributions, redemptions and net realized gains/losses in the amounts as follows:
	In-kind Contributions	In-kind Redemptions	In-kind Net Realized Gains/(Losses)
The Communication Services Select Sector SPDR Fund	$ 8,948,420,681	$ 7,394,408,952	$2,405,017,920
The Consumer Discretionary Select Sector SPDR Fund	12,785,379,769	12,571,832,867	3,084,946,725
The Consumer Staples Select Sector SPDR Fund	15,201,991,409	17,898,247,044	1,213,593,069
The Energy Select Sector SPDR Fund	21,164,225,143	12,559,093,916	2,752,426,494
The Financial Select Sector SPDR Fund	42,257,665,155	30,539,301,226	5,698,543,300
The Health Care Select Sector SPDR Fund	20,886,966,974	19,068,496,669	3,643,093,878
The Industrial Select Sector SPDR Fund	17,384,772,856	15,957,025,935	3,008,206,721
The Materials Select Sector SPDR Fund	10,022,811,386	7,441,775,521	1,092,407,124
The Real Estate Select Sector SPDR Fund	3,533,266,366	2,088,827,487	135,941,338
The Technology Select Sector SPDR Fund	14,152,432,442	14,909,783,533	6,329,196,631
The Utilities Select Sector SPDR Fund	13,282,178,531	13,561,154,529	668,785,742
8.    Shareholder Transactions
Each Fund issues and redeems its shares, at NAV, by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.
The consideration for the purchase of Creation Units of a Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes in Net Assets.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2021

9.    Income Tax Information
The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Funds’ tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for in-kind transactions, nontaxable dividend adjustments to income, future contracts, corporate actions, wash sale loss deferrals and distributions in excess of current earnings.
The tax character of distributions paid during the year ended September 30, 2021, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
The Communication Services Select Sector SPDR Fund	$ 93,350,467	$—	$ 93,350,467
The Consumer Discretionary Select Sector SPDR Fund	123,348,978	—	123,348,978
The Consumer Staples Select Sector SPDR Fund	330,192,564	—	330,192,564
The Energy Select Sector SPDR Fund	933,129,989	—	933,129,989
The Financial Select Sector SPDR Fund	620,652,967	—	620,652,967
The Health Care Select Sector SPDR Fund	409,925,315	—	409,925,315
The Industrial Select Sector SPDR Fund	241,943,347	—	241,943,347
The Materials Select Sector SPDR Fund	127,713,864	—	127,713,864
The Real Estate Select Sector SPDR Fund	97,886,559	—	97,886,559
The Technology Select Sector SPDR Fund	316,074,902	—	316,074,902
The Utilities Select Sector SPDR Fund	374,646,864	—	374,646,864
The tax character of distributions paid during the year ended September 30, 2020, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
The Communication Services Select Sector SPDR Fund	$ 72,105,963	$ —	$ 72,105,963
The Consumer Discretionary Select Sector SPDR Fund	155,312,249	—	155,312,249
The Consumer Staples Select Sector SPDR Fund	376,426,376	—	376,426,376
The Energy Select Sector SPDR Fund	848,003,506	—	848,003,506
The Financial Select Sector SPDR Fund	449,908,823	—	449,908,823
The Health Care Select Sector SPDR Fund	487,102,987	—	487,102,987
The Industrial Select Sector SPDR Fund	191,739,565	—	191,739,565
The Materials Select Sector SPDR Fund	77,875,887	—	77,875,887
The Real Estate Select Sector SPDR Fund	103,475,755	—	103,475,755
The Technology Select Sector SPDR Fund	349,008,693	—	349,008,693
The Utilities Select Sector SPDR Fund	364,880,036	—	364,880,036

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2021

At September 30, 2021, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total
The Communication Services Select Sector SPDR Fund	$ 2,144,939	$ (223,264,580)	$—	$ 2,044,898,756	$ 1,823,779,115
The Consumer Discretionary Select Sector SPDR Fund	20,489,115	(1,477,965,879)	—	2,025,162,666	567,685,902
The Consumer Staples Select Sector SPDR Fund	1,464,652	(1,007,599,431)	—	(854,357,945)	(1,860,492,724)
The Energy Select Sector SPDR Fund	—	(6,991,193,095)	—	(1,549,618,214)	(8,540,811,309)
The Financial Select Sector SPDR Fund	29,700,775	(915,214,949)	—	2,265,388,897	1,379,874,723
The Health Care Select Sector SPDR Fund	36,557,004	(981,508,601)	—	1,519,905,980	574,954,383
The Industrial Select Sector SPDR Fund	—	(624,371,814)	—	(1,057,181,098)	(1,681,552,912)
The Materials Select Sector SPDR Fund	6,896,813	(907,083,078)	—	(346,801,763)	(1,246,988,028)
The Real Estate Select Sector SPDR Fund	—	(102,826,880)	—	(38,597,914)	(141,424,794)
The Technology Select Sector SPDR Fund	8,919,280	(1,004,693,868)	—	11,190,332,916	10,194,558,328
The Utilities Select Sector SPDR Fund	—	(800,015,050)	—	(1,090,075,842)	(1,890,090,892)
As of September 30, 2021, the following Funds had capital loss carryforwards available to offset future realized capital gains as follows:
	Non-Expiring Short Term	Non-Expiring Long Term
The Communication Services Select Sector SPDR Fund	$150,480,503	$ 72,784,077
The Consumer Discretionary Select Sector SPDR Fund	350,110,057	1,127,855,822
The Consumer Staples Select Sector SPDR Fund	91,905,016	915,694,415
The Energy Select Sector SPDR Fund	276,141,851	6,715,051,244
The Financial Select Sector SPDR Fund	463,808,972	451,405,977
The Health Care Select Sector SPDR Fund	119,469,136	862,039,465
The Industrial Select Sector SPDR Fund	151,261,576	473,110,238
The Materials Select Sector SPDR Fund	261,804,008	645,279,070
The Real Estate Select Sector SPDR Fund	57,312,010	45,514,870
The Technology Select Sector SPDR Fund	296,138,850	708,555,018
The Utilities Select Sector SPDR Fund	136,266,407	663,748,643
As of September 30, 2021, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
The Communication Services Select Sector SPDR Fund	$13,207,037,770	$ 2,383,263,170	$ 338,364,439	$ 2,044,898,731
The Consumer Discretionary Select Sector SPDR Fund	17,696,752,717	2,428,897,327	403,734,662	2,025,162,665
The Consumer Staples Select Sector SPDR Fund	12,581,911,163	62,182,083	916,540,027	(854,357,944)
The Energy Select Sector SPDR Fund	26,834,932,348	777,978,386	2,327,596,600	(1,549,618,214)
The Financial Select Sector SPDR Fund	38,128,176,336	2,902,901,708	637,512,811	2,265,388,897
The Health Care Select Sector SPDR Fund	28,815,332,721	2,473,321,520	953,415,540	1,519,905,980
The Industrial Select Sector SPDR Fund	18,426,243,232	643,351,236	1,700,532,334	(1,057,181,098)
The Materials Select Sector SPDR Fund	7,841,247,281	171,708,399	518,510,162	(346,801,763)
The Real Estate Select Sector SPDR Fund	4,327,709,599	155,729,381	194,327,295	(38,597,914)
The Technology Select Sector SPDR Fund	31,825,639,058	11,647,247,242	456,914,326	11,190,332,916
The Utilities Select Sector SPDR Fund	13,033,381,872	30,804,761	1,120,880,602	(1,090,075,841)

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2021

10.    Securities Lending
Each Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.
The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.
The market value of securities on loan as of September 30, 2021, and the value of the invested cash collateral are disclosed in the Funds' Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.
The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of September 30, 2021:
Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received *	Total Collateral Received
The Communication Services Select Sector SPDR Fund	$ 190,261,873	$ 76,583,434	$ 122,598,166	$ 199,181,600
The Consumer Discretionary Select Sector SPDR Fund	211,420,542	88,081,524	131,507,177	219,588,701
The Consumer Staples Select Sector SPDR Fund	52,716,515	3,227,202	51,888,327	55,115,529
The Energy Select Sector SPDR Fund	222,029,620	204,202,820	32,763,233	236,966,053
The Financial Select Sector SPDR Fund	25,048,543	3,282,379	22,434,961	25,717,340
The Health Care Select Sector SPDR Fund	113,508,432	27,800	115,482,654	115,510,454
The Industrial Select Sector SPDR Fund	16,724,679	11,459,054	5,894,679	17,353,733
The Real Estate Select Sector SPDR Fund	20,481,591	11,462,368	9,867,713	21,330,081
The Technology Select Sector SPDR Fund	263,146,058	102,000	273,084,744	273,186,744
The Utilities Select Sector SPDR Fund	4,246,909	2,602,779	1,817,950	4,420,729
*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2021

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of September 30, 2021:
		Remaining Contractual Maturity of the Agreements as of September 30, 2021
Fund	Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total Borrowings	Gross Amount of Recognized Liabilities for Securities Lending Transactions
The Communication Services Select Sector SPDR Fund	Common Stocks	$ 76,583,434	$—	$—	$—	$ 76,583,434	$ 76,583,434
The Consumer Discretionary Select Sector SPDR Fund	Common Stocks	88,081,524	—	—	—	88,081,524	88,081,524
The Consumer Staples Select Sector SPDR Fund	Common Stocks	3,227,202	—	—	—	3,227,202	3,227,202
The Energy Select Sector SPDR Fund	Common Stocks	204,202,820	—	—	—	204,202,820	204,202,820
The Financial Select Sector SPDR Fund	Common Stocks	3,282,379	—	—	—	3,282,379	3,282,379
The Health Care Select Sector SPDR Fund	Common Stocks	27,800	—	—	—	27,800	27,800
The Industrial Select Sector SPDR Fund	Common Stocks	11,459,054	—	—	—	11,459,054	11,459,054
The Real Estate Select Sector SPDR Fund	Common Stocks	11,462,368	—	—	—	11,462,368	11,462,368
The Technology Select Sector SPDR Fund	Common Stocks	102,000	—	—	—	102,000	102,000
The Utilities Select Sector SPDR Fund	Common Stocks	2,602,779	—	—	—	2,602,779	2,602,779
11.    Risks
Concentration Risk
As a result of the Funds' ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds' investments more than if the Funds were more broadly diversified.
Market Risk
A Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a Fund and its investments.
An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in a global pandemic and major disruptions to economies and markets around the world, including the United States. Financial markets have experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments was and may continue to be greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.
12.    Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

THE SELECT SECTOR SPDR TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Select Sector SPDR Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Select Sector SPDR Trust (the “Trust”) (comprising, The Communication Services Select Sector SPDR Fund, The Consumer Discretionary Select Sector SPDR Fund, The Consumer Staples Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Health Care Select Sector SPDR Fund, The Industrial Select Sector SPDR Fund, The Materials Select Sector SPDR Fund, The Technology Select Sector SPDR Fund, The Utilities Select Sector SPDR Fund and The Real Estate Select Sector SPDR Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of September 30, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Select Sector SPDR Trust at September 30, 2021, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the periods ended prior to October 1, 2019, were audited by another independent registered public accounting firm whose report, dated November 26, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
November 24, 2021

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION
September 30, 2021 (Unaudited)

Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2021 to September 30, 2021.
The table below illustrates your Fund’s cost in two ways:
Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in each Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.
Based on hypothetical 5% return ——This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
The Communication Services Select Sector SPDR Fund	0.11%	$1,097.30	$0.58	$1,024.50	$0.56
The Consumer Discretionary Select Sector SPDR Fund	0.11	1,071.90	0.57	1,024.50	0.56
The Consumer Staples Select Sector SPDR Fund	0.11	1,022.40	0.56	1,024.50	0.56
The Energy Select Sector SPDR Fund	0.11	1,086.50	0.58	1,024.50	0.56
The Financial Select Sector SPDR Fund	0.11	1,112.30	0.58	1,024.50	0.56
The Health Care Select Sector SPDR Fund	0.11	1,098.70	0.58	1,024.50	0.56
The Industrial Select Sector SPDR Fund	0.11	1,000.10	0.55	1,024.50	0.56
The Materials Select Sector SPDR Fund	0.11	1,012.90	0.56	1,024.50	0.56
The Real Estate Select Sector SPDR Fund	0.11	1,140.10	0.59	1,024.50	0.56
The Technology Select Sector SPDR Fund	0.11	1,129.70	0.59	1,024.50	0.56
The Utilities Select Sector SPDR Fund	0.11	1,013.80	0.56	1,024.50	0.56
(a)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value of the period, multiplied by 183, then divided by 365.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2021 (Unaudited)

Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2021.
Dividends Received Deduction
Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.
Qualified Dividend Income
A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2021 are considered qualified dividend income and are eligible for reduced tax rates. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Qualified Business Income Deduction
Each Fund reports the maximum amount allowable of qualified REIT dividends eligible for the qualified business income deduction under Section 199A.
Premium/Discount Information
Information regarding how often the Shares of each Fund traded on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year can be found at www.sectorspdr.com.
Proxy Voting Policies and Procedures and Records
A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-Sector-ETF (1-866-732-8673) (toll free) or (ii) on the SEC’s website at www.sec.gov.
Information regarding how the investment adviser voted for the 12-month period ended June 30, is available by August 31 of each year by calling the same number, on the SEC’s website at www.sec.gov, and on the Funds’ website at www.sectorspdr.com.
Shareholder Meeting Results
Rule 30e-1 under the Investment Company Act of 1940, as amended, requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Shareholders were asked to participate in a special meeting of shareholders on October 29, 2021 (the “Shareholder Meeting”) for the purpose of electing trustees. Each Nominee was approved by the affirmative vote of a plurality of the shares voting at the Shareholder Meeting. The final results of the Shareholder Meeting are reported in the following table.
Proposal : To elect the following as Trustees of the Trust:
Trustee Nominee Name	Shares For	Shares Withheld
Allison Grant Williams	2,018,805,430.112	8,446,342,163
Sheila Hartnett-Devlin	2,018,505,396.167	8,746,376.108
James Jessee	2,018,682,127.524	8,569,644.751
Teresa Polley	2,018,840,484.986	8,411,287.289
Ashley T. Rabun	2,009,049,386.873	18,202,385.402
James E. Ross	2,015,282,401.356	11,969,370.919
Rory Tobin	2,018,755,160.639	8,496,611.636

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2021 (Unaudited)

Quarterly Portfolio Schedule
Following the Funds' first and third fiscal quarter-ends, a complete schedule of investments is filed with the SEC as an exhibit on Form N-PORT, which can be found on the Funds' website at www.sectorspdr.com and the SEC's website at www.sec.gov. The Funds’ schedules of investments are available upon request, without charge, by calling 1-866-Sector-ETF (1-866-732-8673) (toll free).

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2021 (Unaudited)

Advisory Contract Renewal
At a meeting held on May 6, 2021 (the “May Meeting”), the Board of Trustees of The Select Sector SPDR® Trust (the “Trust”) considered the renewal of the Amended and Restated Investment Advisory Agreement dated December 1, 2003, as amended effective June 18, 2018 (the “Agreement”), between the Trust and SSGA Funds Management, Inc. (the “Adviser”) with respect to each series of the Trust (each a “Fund” and collectively, the “Funds”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), also met separately with their independent legal counsel prior to a meeting held on April 14, 2021 (the “April Meeting”) to consider the Agreement and the materials provided by the Adviser and State Street Bank and Trust Company (“State Street”) in response to a request from independent legal counsel on their behalf. The April Meeting included a presentation by representatives of the Adviser and State Street during which the Independent Trustees and independent legal counsel were able to pose questions. Following the April Meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those materials were considered at the May Meeting, prior to which the Independent Trustees met separately with their independent legal counsel. In deciding whether to renew the Agreement, the Trustees considered various factors, including, among others, (i) the nature, extent and quality of the services provided by the Adviser under the Agreement, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits and other benefits realized by the Adviser and its affiliate, State Street, from their relationships with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect a sharing of any such economies of scale.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior experience as Trustees of the Trust, as well as on the materials provided at their regular quarterly board meetings and those provided specifically for purposes of reviewing the Agreement. They noted that under the Agreement the Adviser is responsible for: (i) managing the investment operations of each of the Funds in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Trustees; (ii) providing necessary and appropriate reports and information to the Trustees; (iii) maintaining all necessary books and records pertaining to the Trust’s securities transactions; and (iv) furnishing each Fund with the assistance, cooperation and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Funds, as exchange-traded funds (“ETFs”) investing in sectors of the S&P 500 Index, and the experience and expertise appropriate in an adviser to funds of that nature. The Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations of the Trust, and the responsibilities of the latter with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing each Fund’s compliance with its investment objective and policies and with applicable law and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of the Adviser and its affiliate, State Street Global Advisors, with which the Adviser shares all of its senior personnel, the Trustees took into account the experience, resources and strength of the Adviser and its affiliates in the areas of indexed products generally, and ETFs in particular. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Trust were appropriate, had been of high quality during the past year, and could be expected to remain so.
Investment Performance of the Funds
The Trustees noted that, in view of the distinctive investment objective of each Fund, the investment performance of the Funds in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Trustees was the extent to which each Fund achieved its objective to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in its applicable index. Drawing upon information provided at the April Meeting and at the May Meeting, and upon reports provided to the Trustees by the Adviser throughout the preceding year, the Trustees determined that the Funds had tracked their sector indexes within an acceptable range; they further concluded, on the basis of the data available (see discussion in “Comparison of Fees and Expense Ratios” below), that the expense ratio of each Fund was competitive with its peers. Accordingly, they concluded that the performance of each Fund was satisfactory.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2021 (Unaudited)

Profitability to the Adviser and its Affiliates
The Trustees considered the profitability of the advisory arrangement with the Funds to the Adviser and of the Trust’s relationship with the Adviser’s affiliate, State Street, in its role as Sub-Administrator, Transfer Agent, Custodian, Fund Accountant and Securities Lending Agent. The Trustees received data on the Funds’ profitability to the Adviser for calendar year 2020 as well as 2019 profitability data, along with data on the Trust’s profitability to State Street for the same and prior periods. The Trustees reviewed with representatives from both the Adviser and State Street the methods by which expenses were allocated to the Trust and to each of the Funds. On the basis of this information and discussions at the April Meeting and the May Meeting, the Trustees concluded that, to the extent that the Adviser’s and State Street’s relationships with the Trust had been profitable to either or both of those entities, the profitability at current asset levels was not such as to render the advisory fee excessive.
Other Benefits to the Adviser or its Affiliates
In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees noted that the Adviser does not currently use the Funds’ assets for, or participate in, third party soft dollar arrangements. It was further noted that the Trust’s brokerage transactions are not effected through the Adviser or any of its affiliates. The Trustees noted that the Adviser serves as Administrator to the Trust and that State Street, an affiliate of the Adviser, serves the Trust as Sub-Administrator, Transfer Agent, Custodian, Fund Accountant and Securities Lending Agent. The Trustees also noted that, based on their review of the arrangements for those services, any benefit the Adviser or the Adviser’s affiliate receives or had received from providing those services appears to be appropriate. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits or will derive other benefits from their relationships with the Trust, those benefits are not such as to render the Adviser’s fees excessive.
Economies of Scale
On the basis of their discussions with management and their analysis of information provided at and prior to the May Meeting, the Trustees determined that the nature of the Funds and their operations is such that the potential exists for the Adviser to realize economies of scale in the management of the Funds as the Funds grow in size. They were also of the view that these economies of scale were being shared with the Funds by virtue of an advisory fee, set at a relatively low level since the inception of the Trust, that subsumed economies of scale in the fee itself. Furthermore, the Trustees took into consideration the fact that, in order to ensure that if and as the Funds grow in size the economies of scale resulting from this growth would be shared with the Funds, the Adviser and State Street had each previously agreed to institute breakpoints in their respective fee schedules.
Comparison of Fees and Expense Ratios
In order better to evaluate the Funds’ advisory fee, the Independent Trustees requested information with respect to expense ratios and advisory fees of comparable funds, and the Adviser provided: (1) data from Broadridge Financial Solutions, Inc. (“Broadridge”) on peer sector funds, and (2) data obtained from a Broadridge database of peer sector funds. The Independent Trustees also requested, and the Adviser provided, information on the advisory fees charged to other clients with comparable investment objectives, and reviewed the differences in services provided to such clients, including the Adviser’s institutional accounts. The Trustees found that, because of the distinctive nature of the Funds, the universe of comparable funds and accounts was limited. Moreover, they noted that because many ETFs pay a unitary advisory fee, encompassing all or virtually all of the ETFs’ operating expenses, while each Fund’s advisory fee covered only advisory services, as reflected in the materials, the Fund’s advisory fee may appear to be low relative to its ETF peers. The Trustees then reviewed comparable expense ratios and noted that the overall expense ratio of each Fund was below the average of its domestic sector ETF peers, but also noted that each Fund (other than The Real Estate Select Sector SPDR® Fund and The Technology Select Sector SPDR® Fund) continued to be larger than all of its ETF sector peers. The Independent Trustees noted that this had prompted them in past years to request that new breakpoints be added to the fee schedules of both the Agreement and the unitary fee payable under the Sub-Administration Agreement, Custodian Agreement and Transfer Agency Agreement. The Trustees noted that at current asset levels, shareholders are benefiting from breakpoints and should continue to benefit in the future with additional growth in assets.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2021 (Unaudited)

Conclusion
Based on their review, the Trustees, including a majority of the Independent Trustees, as required by the 1940 Act, concluded that the terms of the Agreement are fair and reasonable and that renewal of the Agreement is in the best interests of each Fund. In deciding to approve the renewal of the Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, and the Board did not allot a particular weight to any one factor or group of factors. They reasoned that, considered in themselves, the nature and extent of the services provided by the Adviser were appropriate, that the performance of the Funds had been satisfactory, and that the Adviser could be expected to provide services of high quality. As to the Adviser’s fees for each Fund, the Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Trust’s relationship with the Adviser and State Street was not so profitable as to render the fees at current asset levels excessive, that any additional benefits to the Adviser and/or State Street were not of a magnitude to materially affect the outcome of the Trustees’ conclusions, and that, especially in light of the breakpoints in the Adviser’s and State Street’s fee schedules, the fees paid reflected a sharing of economies of scale with the Funds.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2021 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION
Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
ASHLEY T. RABUN c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1952	Trustee, Chair of the Board; Member of the Audit Committee, Member of the Nominating and Governance Committee	Term: Indefinite Appointed: October 2015 Elected: October 2021	Retired; President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 to 2015).	11	Chairperson of the Board and Member of the Audit, Nominating and Valuation Committees, Investment Managers Series Trust (2007 to present).
CHERYL BURGERMEISTER c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1951	Trustee and Vice Chair of the Board, Member of the Audit Committee, Chair of the Nominating and Governance Committee	Term: Indefinite Elected: October 1998	Retired; Finance Committee Member, Portland Community College Foundation (January 2001 to present); CPA (Retired).	11	Director, Chair of
Audit Committee
and Member of the
Nominating and
Governance
Committee,
Russell Funds
Complex; Lead
Independent
Director and
Member of the
Audit and
Nominating and
Governance
Committees,
ALPS Series Trust
					(2012 to 2016).
ALLISON GRANT WILLIAMS c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1956	Trustee	Term: Indefinite Elected: October 2021	Retired; Practice Executive, Global Strategic Relationship Management/Asset Management - Corporate & Institutional Services (C&IS) Division, Northern Trust Corporation (2017 to 2021); and Chief Operating Officer & Chief Administrative Officer, Institutional Investor Group, N.A., C&IS Division, Northern Trust Corporation (2016 to 2017).	11	Leadership Advisory
Committee (2019 to
present) and Membership
Committee Chair (2021 to
present), Art Institute of
Chicago; Academic
Affairs Chair and
Executive Committee
Member (2018 to present)
and Board of Trustees and
Investment Committee
Member (2012 to
present), Columbia
					College Chicago.
SHEILA HARTNETT-DEVLIN c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1958	Trustee	Term: Indefinite Elected: October 2021	Retired. Senior Vice President and Head of the U.S. Institutional Business American Century Investments, Inc. (2008 to 2017).	11	Director, South Jersey Industries, Inc. (energy services) (1999 to present) and Director, Mannington Mills (flooring products) (2005 to present).

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
JAMES JESSEE c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1958	Trustee	Term: Indefinite Elected: October 2021	Retired. Strategic Advisor, MFS Investment Management (2018); and Co-Head, Global Distribution and President MFS Fund Distributors, Inc. (2011 to 2017).	11	Trustee, Yieldstreet Prism
Fund (investment
company) (2019 to
present); Trustee, Lanteri
Charitable Trust (2018 to
present); Director,
Regional Board of
Directors, BottomLine
(charity)(2018 to present);
Director, Invest in Others
Charitable Foundation
(2016 to present); Board
Member, Board of
Governors, Investment
Company Institute (2014 to
2018); and Director,
Waddell & Reed
Financial, Inc.
(investment management)
(2019 to 2021).
TERESA POLLEY c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1960	Trustee	Term: Indefinite Elected: October 2021	Terri Polley Consulting (2019 to present); President and Chief Executive Officer of the Financial Accounting Foundation (FAF) (2008 - 2019).	11	Corporator, Fairfield
County Bank Corporation
(2019 to present); Trustee
(2018 to present),
Academic Affairs
Committee Member
(2018 to present), Audit
Committee Chair (2021 to
present), Executive
Committee Member
(2021 to present), Finance
and Operations
Committee Member
(2018 to present), St.
Francis University;
Director (2010 to
present), Chair (2015 to 2017),
Vice Chair (2013 to 2015),
Treasurer (2011 to 2013),
Greater Norwalk (CT)
Chamber of Commerce;
Member (2020 to
present), Investment
Committee, Connecticut
Society of CPAs; Director
(2020 to present), Girl
Scouts of Connecticut.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
ERNEST J. SCALBERG(1) c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1945	Trustee, Member of the Audit Committee, Member of the Nominating and Governance Committee	Term: Indefinite Elected: October 1998	Retired; Research Professor and Director of the GLOBE Center, Monterey Institute of International Studies (2009 to 2014).	11	Trustee, Southern
Oregon University
Foundation
(September 2020 to
present); Chairman of
the Board of the
Foundation, International
University in Geneva
(IUG), Switzerland
(2009 to 2019);
Chairman of the Board
and Chairman of the
Audit Committee of
Principal Real Estate
Income Fund; Director
and Member of the
Audit and Nominating
Committees, db-X
Exchange-Traded
					Funds Inc. (2007 to 2015).
R. CHARLES TSCHAMPION c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1946	Trustee, Chair of the Audit Committee, Member of the Nominating and Governance Committee, Chair of the Business Continuity Management Team	Term: Indefinite Elected: October 1998	Retired.	11	Trustee Emeritus of Lehigh University; Director and Member of the Audit and Nominating Committees, db-X Exchange-Traded Funds, Inc. (2007 to 2015).
(1) Mr. Scalberg will be retiring from the Board on December 31, 2021.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
JAMES E. ROSS* c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1965	Trustee	Term: Indefinite Appointed: November 2005 Elected: October 2021	Non-Executive Chairman, Fusion Acquisition Corp. (June 2020 to Present); Retired Chairman and Director, SSGA Funds Management, Inc. (2005 to March 2020); Retired Executive Vice President, State Street Global Advisors (2012 to March 2020); Retired Chief Executive Officer and Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 to March 2020); Director, State Street Global Markets, LLC (2013 to April 2017); President, SSGA Funds Management, Inc. (2005 to 2012); Principal, State Street Global Advisors (2000 to 2005).	129	SSGA SPDR
ETFs Europe I plc
(Director)
(November 2016 to
March 2020); SSGA
SPDR ETFs
Europe II plc
(Director)
(November 2016 to
March 2020); State Street Navigator Securities Lending
Trust (July 2016 to March 2020);
SSGA Funds (January 2014 to March 2020);
State Street Institutional Investment Trust
(February 2007 to March 2020);
					State Street Master Funds (February 2007 to March 2020); Elfun Funds (July 2016 to December 2018).
RORY TOBIN* c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1965	Trustee	Term: Indefinite Elected: October 2021	Executive Vice President and Head of Business EMEA, Head of Global SPDR ETF, Member of the SSGA Global Executive Management Group.	11	None
† For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
* Mr. Ross and Mr. Tobin are each an “interested person” of the Trust, as defined in the 1940 Act. Mr. Ross is an “interested person”, because of his former position with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Tobin is an “interested Person” because of his position with an affiliate of the Adviser.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	President and Principal Executive Officer	Term: Indefinite Elected: May 2013	Chairman, SSGA Funds Management Inc.(March 2020 to present); President and Director, SSGA Funds Management, Inc. (2001 to present)*; Senior Managing Director, State Street Global Advisors (1992 to present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 to present).
MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Indefinite Elected: February 2005	Managing Director, State Street Global Advisors (2005 to present).*
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Treasurer and Principal Financial Officer	Term: Indefinite Elected: November 2007	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 to present); Vice President, State Street Bank and Trust Company (2001 to November 2014).*
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	Deputy Treasurer	Term: Indefinite Elected: April 2015	Chief Operating Officer, SSGA Funds Management, Inc. (2005 to Present)*; Managing Director, State Street Global Advisors (2005 to present).*
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Deputy Treasurer	Term: Indefinite Elected: February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 to present); Director, Credit Suisse (April 2008 to July 2015).
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Indefinite Elected: February 2017	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 to present); Senior Vice President, John Hancock Investments (September 2007 to May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Indefinite Elected: November 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 to present);Mutual Funds Controller of GE Asset Management Incorporated (April 2011 to July 2016).
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Treasurer	Term: Indefinite Elected: November 2020	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 to present); Assistant Vice President, State Street Bank and Trust Company (November 2011 to July 2017).*
SEAN O’MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Indefinite Elected: August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 to present).
TIMOTHY COLLINS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	Secretary	Term: Indefinite Elected: August 2021	Vice President and Managing Counsel, State Street Global Advisors (August 2021 to present); Vice President and Managing Counsel, State Street Corporation (March 2020 to August 2021) and Vice President and Senior Counsel (April 2018 to March 2020); Counsel Sutton Place Investments (January 2010 to March 2018).

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2021 (Unaudited)

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Secretary	Term: Indefinite Elected: November 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 to present); Vice President at Eaton Vance Corp (October 2010 to October 2019).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Assistant Secretary	Term: Indefinite Elected: August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2019 to present); Vice President and Counsel, State Street Global Advisors (August 2015 to April 2019); Associate, Ropes & Gray LLP (November 2012 to August 2015).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti- Money Laundering Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 to present)*.
* Served in various capacities and/or with various affiliated entities during the noted time period.
The Trust's Statement of Additional Information (SAI) includes additional information about the Funds' Trustees and is available, without charge, upon request and by calling 1-866-787-2257.

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TRUSTEES
Cheryl Burgermeister
Allison Grant Williams
Sheila Hartnett-Devlin
James Jessee
Teresa Polley
Ashley T. Rabun, Chairperson
James E. Ross
Ernest J. Scalberg
R. Charles Tschampion
INVESTMENT MANAGER AND ADMINISTRATOR
SSGA Funds Management, Inc.
One Iron Street
Boston, MA 02210
DISTRIBUTOR
ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
CUSTODIAN, SUB-ADMINISTRATOR AND TRANSFER AGENT
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus from the Distributor, ALPS Portfolio Solutions Distributor, Inc., by calling 1-866-SECTOR-ETF (1-866-732-8673). Please read the prospectus carefully before you invest.

Visit www.sectorspdr.com or call 1-866-SECTOR-ETF (1-866-732-8673)
SPDRSSAR

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the registrant has determined that the registrant has four Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) R. Charles Tschampion and Teresa S. Polley are the registrant’s audit committee financial experts. The Board has determined that each of the foregoing persons is “independent” in that, (i) other than in his or her capacity as a member of the Audit Committee and the Board of Trustees of the registrant, he or she has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the registrant, and (ii) he or she is not an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.

For the fiscal years ended September 30, 2021 and September 30, 2020, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP (“E&Y”), the Trust’s principal accountant, for the audit of the Trust’s annual financial statements or services normally provided by E&Y in connection with the Trust’s statutory and regulatory filings and engagements were $176,000 and $176,000, respectively.

The nature of the services are (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each series of the registrant; (2) auditing and reporting on the financial statements to be included in the amendment to the registrant’s registration statement on Form N-1A to be filed with the Securities and Exchange Commission; (3) review of the amendment to the registration statement; (4) issuance of a Report on Internal Control for inclusion in the registrant’s Form N-CSR and (5) Rule 17f-2 securities counts.

(b) Audit-Related Fees.

For the fiscal years ending September 30, 2021 and September 30, 2020, there were no fees for assurance and related services that were reasonably related to the performance of the audit of the Trust’s financial statements that were not reported under paragraph (a) of this Item.

(c) Tax Fees.

For the fiscal years ended September 30, 2021 and September 30, 2020, the aggregate tax fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns were $60,060 and $85,800, respectively.

(d) All Other Fees.

For the fiscal years ended September 30, 2021 and September 30, 2020, there were no fees billed for professional services rendered by E&Y for products and services provided by E&Y to the Trust, other than the services reported in paragraphs (a) through (c).

For the fiscal years ended September 30, 2021 and September 30, 2020, the aggregate fees for professional services rendered by E&Y for products and services provided by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that (i) relate directly to the operations and financial reporting of the Trust and (ii) were pre-approved by the Audit Committee were approximately $8,904,469 and $7,019,005, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:

Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:

(a)

The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting; or

(b)

The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

(c)

De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

(d)

Pre-Approval of Non-Audit Services Provided to the investment adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.

(e)

Application of De Minimis Exception. The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).

(e)(2) Percentage of Services.

None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

(f) Not applicable.

(g) Total Fees Paid By Adviser and Certain Affiliates

The aggregate non-audit fees billed for by E&Y for services rendered to the Trust and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Trust were as follows:

	FY 2021 (in millions)		FY 2020 (in millions)
Non audit services billed to:
Registrant:	See Item 4	(c)	See Item 4	(c)
Investment Adviser:	—		—
Other entities in the Investment Company Complex (1)(2):
Audit Related Fees	$18.4		$15.2
Tax Fees	$4.4		$5.8
All Other Fees	$14.5		$14.2

(1) Information is for the calendar years 2021 and 2020, respectively.

(2)  Services under the caption Audit-Related Fees consisted principally of reports on the processing of transactions by servicing organizations, audits of employee benefit plan, non-statutory audits and due diligence procedures. Services under the caption Tax Fees consisted principally of expatriate, compliance and corporate tax advisory services. Services under the caption All Other Fees primarily related to statutory and financial statement audits and the requirement to opine on the design and operating effectiveness of internal control over financial reporting.

(h) The registrant’s principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has an audit committee which was established by the Board of Trustees of the registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The members of the registrant’s audit committee are Cheryl Burgermeister, Ashley T. Rabun, Ernest Scalberg and R. Charles Tschampion.

Item 6. Schedule of Investments.

(a) The schedule of investments is included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Ellen M. Needham, the registrant’s President and Principal Executive Officer, and Chad C. Hallett, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness. Based on their review, Ms. Needham and Mr. Hallett determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the U.S. Securities and Exchange Commission.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to the registrant.

(b)	Not applicable to the registrant.

Item  13. Exhibits.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Separate certifications required by Rule 30a-2(a) under the 1940 Act for each principal executive officer and principal financial officer of the registrant are attached.

(a)(3) Not applicable to the registrant.

(a)(4) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Select Sector SPDR® Trust

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date: December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

By:	/s/ Chad C. Hallett
Chad C. Hallett
Treasurer and Principal Financial Officer

Date: December 3, 2021